CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2022

Investments—Corporate Loans (104.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
First Lien Debt (93.9%)
222 North Miami, LLC	Term Loan, Tranche B	(4) (5) (6) (14)	Real Estate Management & Development	LIBOR + 2600	28.39%	9/1/2025	$2,277,422	$2,121,527	$2,277,422
520 Mezz Owner 2 LLC	Mezzanine Term Loan	(4) (5) (6) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 1262	15.40%	3/2/2026	6,109,980	5,865,322	5,779,023
AAdvantage Loyalty IP Ltd.	Term Loan	(2) (3) (4) (14)	Aerospace & Defense	LIBOR + 475	7.46%	4/20/2028	5,000,000	4,958,929	4,835,000
Acrisure, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 425	7.60%	2/15/2027	2,543,593	2,528,260	2,384,618
ADPD Holdings, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Consumer Services	SOFR + 600	8.69%	8/15/2028	9,192,423	9,011,564	9,008,574
ADPD Holdings, LLC	Revolver	(4) (5) (6) (13) (14)	Consumer Services	SOFR + 600	8.69%	8/15/2028	266,272	248,859	248,520
ADPD Holdings, LLC	Delayed Draw Term Loan, Tranche A	(4) (5) (6) (13) (14)	Consumer Services	SOFR + 600	8.69%	8/15/2028	478,564	403,825	402,326
Advanced Web Technologies Holding Company	Delayed Draw Term Loan	(4) (5) (14)	Containers, Packaging & Glass	LIBOR + 600	8.99%	12/17/2026	1,141,993	1,125,453	1,129,994
Advanced Web Technologies Holding Company	Term Loan	(2) (3) (4) (5) (14)	Containers, Packaging & Glass	LIBOR + 600	8.99%	12/17/2026	2,903,623	2,860,392	2,873,114
Advanced Web Technologies Holding Company	Revolver	(4) (5) (6) (14)	Containers, Packaging & Glass	LIBOR + 600	8.99%	12/17/2026	65,674	58,658	60,499
Advanced Web Technologies Holding Company	Delayed Draw Term Loan	(4) (5) (6) (14)	Containers, Packaging & Glass	LIBOR + 600	8.99%	12/17/2026	658,171	630,840	641,326
Air Medical Group Holdings, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Healthcare & Pharmaceuticals	LIBOR + 425	7.38%	10/2/2025	3,979,747	3,979,747	3,440,491
Allied Universal Holdco, LLC	Incremental Term Loan, Tranche B	(2) (3) (4) (14)	Business Services	LIBOR + 375	6.87%	5/14/2028	2,977,444	2,979,560	2,611,218
AllSpring Buyer, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 325	5.56%	11/1/2028	3,089,315	3,074,058	2,993,546
Alpine Acquisition Corp II	Revolver	(4) (5) (6) (13) (14)	Transportation: Cargo	SOFR + 550	8.42%	11/30/2026	2,412,903	2,350,369	2,288,335
Alpine Acquisition Corp II	Term Loan	(2) (3) (4) (5) (13) (14)	Transportation: Cargo	SOFR + 550	8.42%	11/30/2026	20,941,278	20,557,499	20,195,032
Altice France SA	Term Loan, Tranche B13	(2) (3) (4)	Media: Advertising, Printing & Publishing	LIBOR + 400	6.92%	8/14/2026	1,989,664	1,985,099	1,800,646
Amentum Government Services Holdings, LLC	Term Loan	(2) (3) (4) (14)	Aerospace & Defense	SOFR + 400	6.85%	2/15/2029	2,992,500	2,978,637	2,850,356
American Physician Partners, LLC	Term Loan, Tranche A	(3) (4) (5) (8) (14)	Healthcare & Pharmaceuticals	LIBOR + 675, 3.50% PIK	13.39%	10/21/2022	2,323,028	2,323,028	2,315,543
American Physician Partners, LLC	Delayed Draw Term Loan	(3) (4) (5) (8) (14)	Healthcare & Pharmaceuticals	LIBOR + 675, 3.50% PIK	13.39%	10/21/2022	435,993	435,993	434,588
American Physician Partners, LLC	Revolver	(3) (4) (5) (6) (8) (14)	Healthcare & Pharmaceuticals	LIBOR + 675, 3.50% PIK	13.39%	10/21/2022	146,253	146,253	145,648
Ankura Consulting Group, LLC	Term Loan, Tranche B	(3) (4) (14)	Business Services	SOFR + 450	7.65%	3/17/2028	2,482,032	2,487,872	2,246,239
Applied Technical Services, LLC	Term Loan	(2) (3) (4) (5) (14)	Business Services	LIBOR + 575	9.50%	12/29/2026	2,912,549	2,863,409	2,901,461

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2022

Investments—Corporate Loans (104.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Applied Technical Services, LLC	Delayed Draw Term Loan	(4) (5) (14)	Business Services	LIBOR + 575	9.50%	12/29/2026	979,002	962,896	975,275
Applied Technical Services, LLC	Revolver	(4) (5) (6) (14)	Business Services	LIBOR + 575	9.50%	12/29/2026	79,051	72,658	77,546
Applied Technical Services, LLC	1st Amendment Delayed Draw Term Loan, Tranche B	(4) (5) (6) (14)	Business Services	LIBOR + 575	9.50%	12/29/2026	411,661	359,609	400,952
Applied Technical Services, LLC	1st Amendment Delayed Draw Term Loan, Tranche A	(4) (5) (14)	Business Services	LIBOR + 575	9.50%	12/29/2026	2,761,945	2,710,324	2,751,430
Appriss Health, LLC	Term Loan	(2) (3) (4) (5) (6) (14)	Healthcare & Pharmaceuticals	LIBOR + 725	9.93%	5/6/2027	13,316,666	13,087,298	12,987,778
Apptio, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	LIBOR + 600	8.46%	1/10/2025	2,665,555	2,641,131	2,665,555
Apptio, Inc.	Revolver	(2) (3) (4) (5) (6) (14)	Software	LIBOR + 600	8.46%	1/10/2025	71,006	71,006	71,006
Ascend Buyer, LLC	Term Loan	(2) (3) (4) (5) (14)	Containers, Packaging & Glass	LIBOR + 575	9.42%	9/30/2028	16,705,352	16,409,663	16,425,170
Ascend Buyer, LLC	Revolver	(4) (5) (6) (14)	Containers, Packaging & Glass	LIBOR + 575	9.42%	9/30/2027	228,225	199,505	199,517
ASP Blade Holdings, Inc.	Initial Term Loan	(2) (3) (4) (14)	Capital Equipment	LIBOR + 400	7.35%	10/15/2028	1,985,882	1,977,051	1,735,661
Associations, Inc.	Delayed Draw Term Loan, Tranche D	(2) (3) (4) (5) (8) (14)	Construction & Building	LIBOR + 400, 2.50% PIK	9.88%	7/2/2027	616,648	611,714	601,875
Associations, Inc.	Delayed Draw Term Loan, Tranche C	(2) (4) (5) (8) (14)	Construction & Building	SOFR + 400, 2.50% PIK	9.88%	7/2/2027	1,021,082	1,012,874	996,620
Associations, Inc.	Delayed Draw Term Loan, Tranche B	(2) (4) (5) (8) (14)	Construction & Building	LIBOR + 400, 2.50% PIK	9.88%	7/2/2027	1,021,044	1,012,824	996,583
Associations, Inc.	Delayed Draw Term Loan, Tranche A	(2) (3) (4) (5) (8) (14)	Construction & Building	LIBOR + 400, 2.50% PIK	9.88%	7/2/2027	490,556	486,599	478,803
Associations, Inc.	Term Loan	(3) (4) (5) (8) (14)	Construction & Building	LIBOR + 400, 2.50% PIK	9.88%	7/2/2027	4,147,612	4,116,479	4,048,247
Associations, Inc.	2022 PIK Delayed Draw Term Loan E	(4) (5) (6) (8) (14)	Construction & Building	SOFR + 400, 2.50% PIK	9.88%	7/2/2027	97,544	78,529	48,642
Astra Acquisition Corp.	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 525	8.37%	10/25/2028	2,968,427	2,875,153	2,508,321
Asurion, LLC	Term Loan, Tranche B10	(2) (3) (4)	Insurance	LIBOR + 400	7.64%	8/19/2028	3,000,000	2,851,819	2,548,740
Athenahealth, Inc.	Term Loan, Tranche B	(2) (3) (4) (6) (14)	Software	SOFR + 350	6.58%	2/15/2029	3,070,565	3,053,962	2,689,781
Aveanna Healthcare, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Healthcare & Pharmaceuticals	LIBOR + 375	6.80%	7/15/2028	4,016,038	4,011,622	3,192,750
Aveanna Healthcare, LLC	Delayed Draw Term Loan	(2) (3) (4) (14)	Healthcare & Pharmaceuticals	LIBOR + 375	7.10%	7/15/2028	943,396	942,217	750,000
Barnes & Noble, Inc.	Term Loan	(2) (3) (4) (5) (11) (14)	Retail	LIBOR + 650	11.36%	12/20/2026	2,811,510	2,770,696	2,737,608
Blackstone CQP	Term Loan	(2) (3) (4) (14)	Energy: Oil & Gas	LIBOR + 375	6.94%	6/4/2028	4,962,312	4,950,675	4,780,344
BlueCat Networks, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Wireless Telecommunication Services	SOFR + 575	8.77%	8/8/2028	3,164,697	3,089,203	3,087,681
Boxer Parent Company Inc.	Term Loan	(2) (3) (4)	Software	LIBOR + 375	6.87%	10/2/2025	2,007,421	2,007,421	1,897,976
Caldic B.V.	Term Loan, Tranche B	(2) (3) (4) (14)	Transportation: Cargo	SOFR + 375	6.78%	2/4/2029	2,985,000	2,978,040	2,716,350

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2022

Investments—Corporate Loans (104.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Cambrex Corporation	Term Loan	(2) (3) (4) (14)	Healthcare & Pharmaceuticals	SOFR + 350	6.53%	12/7/2026	4,917,804	4,917,804	4,701,126
Cano Health, LLC	Term Loan	(2) (3) (4) (14)	Healthcare & Pharmaceuticals	SOFR + 400	7.13%	11/23/2027	5,228,372	5,216,623	5,045,379
CDK Global, Inc.	Term Loan	(2) (3) (4) (14)	Computers and Electronics	SOFR + 450	7.77%	7/6/2029	3,800,000	3,688,831	3,653,624
Chemical Computing Group ULC	Term Loan, Tranche A	(2) (3) (4) (5) (6) (14)	Software	LIBOR + 450	7.64%	8/30/2024	2,140,136	2,133,429	2,104,679
City Football Group Ltd.	Term Loan	(2) (3) (4) (14)	Hotel, Gaming & Leisure	LIBOR + 350	6.48%	7/8/2028	1,985,000	1,980,408	1,884,102
Cobham Ultra SeniorCo S.a.r.l	Term Loan	(3) (4) (14)	Electronic Equipment, Instruments & Components	LIBOR + 375	6.94%	8/4/2029	3,000,000	3,000,000	2,865,000
CommerceHub, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Healthcare & Pharmaceuticals	LIBOR + 400	7.12%	12/2/2027	3,942,337	3,944,599	3,518,536
Conduent, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Business Services	LIBOR + 425	7.37%	10/15/2028	2,977,500	2,951,038	2,847,234
Convergint Technologies, LLC	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 375	6.87%	3/31/2028	2,863,845	2,863,805	2,663,376
Convergint Technologies, LLC	Incremental Term Loan	(2) (3) (4) (5) (14)	Software	SOFR + 425	7.28%	3/31/2028	2,178,243	2,148,173	2,080,222
Convergint Technologies, LLC	Incremental Delayed Draw Term Loan	(2) (3) (4) (5) (14)	Software	SOFR + 425	6.71%	3/31/2028	810,811	799,667	774,324
Cordstrap Holding B.V.	EUR WC Bridge Facility	(3) (4) (5)	Transportation: Cargo	EURIBOR + 500	5.00%	2/11/2023	€ 1,049,400	1,077,935	1,007,895
Cordstrap Holding B.V.	EUR PIK Facility B	(3) (4) (5) (8)	Transportation: Cargo	EURIBOR + 563, 2.63% PIK	8.25%	5/11/2028	€ 24,118,710	24,487,305	23,223,887
CoreLogic, Inc.	Term Loan	(2) (3) (4) (14)	Commercial Services & Supplies	LIBOR + 350	6.63%	6/2/2028	4,158,000	4,140,365	3,108,105
CP Developer S.a.r.l.	Term Loan	(2) (3) (4) (5) (8) (14)	Banking, Finance, Insurance & Real Estate	EURIBOR + 1000, 2.00% PIK	12.33%	5/22/2026	€ 12,426,637	13,341,386	10,077,896
Da Vinci Purchaser Corp.	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 400	7.12%	1/8/2027	4,927,096	4,937,534	4,623,242
DCA Investment Holdings, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (6) (14)	Healthcare & Pharmaceuticals	SOFR + 600	9.97%	4/3/2028	244,396	240,091	226,818
DCA Investment Holdings, LLC	Term Loan	(2) (3) (4) (5) (14)	Healthcare & Pharmaceuticals	SOFR + 600	9.97%	4/3/2028	3,268,381	3,228,235	3,150,781
DCA Investment Holdings, LLC	Incremental Term Loan	(2) (3) (4) (5) (14)	Healthcare & Pharmaceuticals	SOFR + 600	9.97%	4/3/2028	1,475,729	1,461,660	1,422,631
Denali Midco 2, LLC	Incremental Term Loan	(2) (3) (4) (5) (6) (13) (14)	Consumer Services	SOFR + 650	9.45%	12/22/2027	5,000,000	4,702,034	4,700,000
DexKo Global, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Automotive	LIBOR + 375	6.94%	10/4/2028	3,732,750	3,718,944	3,419,535
Digital Intelligence Systems, LLC	Term Loan	(2) (3) (5)	Consumer Services	9%	9.00%	4/2/2026	11,815,437	11,117,548	11,992,669
Diligent Corporation	Term Loan, Tranche B1	(2) (3) (4) (5) (14)	Telecommunications	LIBOR + 625	9.11%	8/4/2025	1,421,676	1,399,818	1,376,672
Diligent Corporation	Revolver	(4) (5) (6) (14)	Telecommunications	LIBOR + 625	9.11%	8/4/2025	58,600	56,904	54,890
Diligent Corporation	Delayed Draw Term Loan, Tranche B1	(4) (5) (14)	Telecommunications	LIBOR + 625	9.11%	8/4/2025	193,887	191,025	187,750
Diligent Corporation	Term Loan, Tranche B2	(2) (3) (4) (5) (14)	Telecommunications	LIBOR + 625	9.11%	8/4/2025	1,674,500	1,663,160	1,600,917
Diligent Corporation	Term Loan, Tranche B3	(2) (3) (4) (5) (14)	Telecommunications	LIBOR + 625	9.11%	8/4/2025	2,265,500	2,246,774	2,165,947

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2022

Investments—Corporate Loans (104.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
DiversiTech Holdings, Inc.	Delayed Draw Term Loan	(2) (3) (4) (6) (14)	Machinery	LIBOR + 375	7.42%	12/22/2028	2,473,286	2,448,142	2,279,093
Dwyer Instruments, Inc.	Revolver	(4) (5) (6) (14)	Capital Equipment	LIBOR + 600	9.38%	7/21/2027	312,146	250,055	263,293
Dwyer Instruments, Inc.	Term Loan	(2) (3) (4) (5) (14)	Capital Equipment	LIBOR + 600	9.38%	7/21/2027	19,530,157	19,185,271	19,250,870
Dwyer Instruments, Inc.	Delayed Draw Term Loan	(4) (5) (14)	Capital Equipment	LIBOR + 600	9.38%	7/21/2027	1,000,916	984,643	986,603
EFS Cogen Holdings I, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Utilities	LIBOR + 350	6.62%	10/1/2027	1,952,530	1,950,006	1,874,839
Electronics for Imaging, Inc.	Term Loan	(2) (3) (4) (14)	High Tech Industries	LIBOR + 500	8.12%	7/23/2026	4,648,132	4,508,912	3,719,947
Element Materials Technology Group US Holdings, Inc.	Delayed Draw Term Loan	(2) (3) (4) (14)	Business Services	SOFR + 425	4.75%	4/12/2029	1,383,158	1,379,129	1,294,982
Element Materials Technology Group US Holdings, Inc.	Term Loan	(2) (3) (4) (14)	Business Services	SOFR + 425	4.75%	4/12/2029	3,716,842	3,707,227	3,479,893
Eliassen Group, LLC	Term Loan	(2) (3) (4) (5) (14)	Business Services	SOFR + 575	9.30%	4/14/2028	20,423,901	20,136,775	20,165,708
Eliassen Group, LLC	Term Loan	(4) (5) (6) (14)	Business Services	SOFR + 575	9.30%	4/14/2028	584,180	529,982	534,946
Ellkay, LLC	Term Loan	(3) (4) (5) (6) (14)	Healthcare & Pharmaceuticals	LIBOR + 625	9.52%	9/14/2027	14,142,352	13,871,080	13,156,751
Engineered Machinery Holdings, Inc.	Incremental Term Loan	(2) (3) (4) (14)	Capital Equipment	LIBOR + 375	7.42%	5/21/2028	1,985,000	1,976,494	1,905,600
Epicor Software Corporation	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 325	6.37%	7/31/2027	1,984,810	1,987,102	1,855,182
EPS Nass Parent, Inc.	Term Loan	(2) (3) (4) (5) (14)	Utilities: Electric	LIBOR + 575	9.42%	4/19/2028	838,983	825,031	817,059
EPS Nass Parent, Inc.	Revolver	(4) (5) (6) (14)	Utilities: Electric	LIBOR + 575	9.42%	4/19/2026	27,594	26,613	25,822
EPS Nass Parent, Inc.	Delayed Draw Term Loan	(4) (5) (6) (14)	Utilities: Electric	LIBOR + 575	9.42%	4/19/2028	47,220	45,859	45,012
eResearchTechnology, Inc.	Term Loan	(2) (3) (4) (14)	High Tech Industries	LIBOR + 450	7.62%	2/4/2027	1,969,773	1,969,773	1,833,288
Excel Fitness Holdings, Inc.	Revolver	(4) (5) (6) (13) (14)	Hotel, Gaming & Leisure	SOFR + 525	8.08%	4/29/2028	62,344	45,755	30,713
Excel Fitness Holdings, Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Hotel, Gaming & Leisure	SOFR + 525	8.08%	4/29/2029	6,234,375	6,115,550	6,012,956
Excelitas Technologies Corp.	Revolver	(4) (5) (6) (13) (14)	Capital Equipment	SOFR + 575	8.58%	8/12/2029	152,729	142,510	142,305
Excelitas Technologies Corp.	Term Loan	(3) (4) (5) (13) (14)	Capital Equipment	SOFR + 575	8.58%	8/12/2029	2,964,477	2,906,045	2,905,187
Excelitas Technologies Corp.	EUR Term Loan	(2) (3) (4) (5)	Capital Equipment	EURIBOR + 575	6.08%	8/12/2029	€ 1,275,390	1,282,966	1,224,947
Fertitta Entertainment, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Hotel, Gaming & Leisure	SOFR + 400	7.03%	1/27/2029	2,980,013	2,973,155	2,759,611
Finastra USA, Inc.	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 350	6.87%	6/13/2024	3,972,453	3,921,393	3,432,200
Floating Infrastructure Holdings Finance, LLC	Term Loan, Tranche A	(3) (5)	Transportation	9.00%	9.00%	8/13/2027	15,000,000	14,706,184	14,700,000
Fluid-Flow Products, Inc.	Term Loan	(2) (3) (4) (14)	Commercial Services & Supplies	LIBOR + 375	7.42%	4/1/2028	4,952,474	4,935,166	4,735,804
Flynn Restaurant Group LP	Term Loan	(2) (3) (4) (14)	Retail	LIBOR + 425	7.42%	12/3/2028	2,977,500	2,950,425	2,766,098

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2022

Investments—Corporate Loans (104.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Forefront Management Holdings, LLC	Term Loan, Tranche B	(2) (3) (4) (5) (14)	Healthcare & Pharmaceuticals	SOFR + 425	6.85%	4/1/2029	3,445,695	3,380,758	3,273,410
Forefront Management Holdings, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (6) (14)	Healthcare & Pharmaceuticals	SOFR + 425	7.28%	4/1/2029	273,315	261,244	241,032
FPG Intermediate Holdco, LLC	Third Amednedment Term Loan	(4) (5) (6) (13) (14)	Consumer Services	SOFR + 650	9.20%	3/5/2027	85,622	67,206	66,585
Gainwell Acquisition Corp.	Term Loan, Tranche B	(2) (3) (4) (14)	Healthcare & Pharmaceuticals	LIBOR + 400	7.67%	10/1/2027	4,447,355	4,433,203	4,228,322
Grab Holdings, Inc.	Term Loan, Tranche B	(2) (4) (14)	Software	LIBOR + 450	7.62%	1/29/2026	14,887	3,278	13,910
Granite Holdings US Acquisition Co.	Term Loan, Tranche B	(2) (3) (4) (5) (14)	Energy: Oil & Gas	LIBOR + 400	7.69%	9/30/2026	2,448,189	2,341,452	2,350,262
Greeneden U.S. Holdings I, LLC	Term Loan, Tranche B4	(2) (3) (4) (14)	Telecommunications	LIBOR + 400	7.14%	12/1/2027	1,989,899	1,989,899	1,889,688
Greenhouse Software, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Software	SOFR + 700	9.95%	9/1/2028	7,598,039	7,450,761	7,362,757
Greenhouse Software, Inc.	Incremental Revolver	(2) (4) (3) (5) (14)	Software	SOFR + 700	9.95%	9/1/2028	1,600,000	1,560,410	1,555,184
Guidehouse LLP	Term Loan	(3) (4) (5) (14)	Professional Services	LIBOR + 625	9.37%	10/16/2028	79,704	78,110	78,110
Hadrian Acquisition Limited	GBP Term Loan, Tranche B2	(2) (3) (4) (5) (8) (11) (14)	Banking, Finance, Insurance & Real Estate	SONIA + 526, 3.47% PIK	10.92%	2/28/2029	£ 18,188,075	23,666,222	19,749,427
Hadrian Acquisition Limited	GBP PIK Acquisition Term Loan	(2) (3) (4) (5) (6) (8) (14)	Banking, Finance, Insurance & Real Estate	SONIA + 500, 2.75% PIK	9.94%	2/28/2029	£ 3,121,563	5,264,315	4,962,083
Hampton Rubber Company	Delayed Draw Term Loan	(4) (5) (6) (8) (14)	Capital Goods	LIBOR + 650, 1.75% PIK	12.16%	1/9/2026	127,118	120,958	152,542
Hampton Rubber Company	Term Loan	(2) (3) (4) (5) (8) (14)	Capital Goods	LIBOR + 650, 1.75% PIK	12.16%	1/9/2026	4,066,379	4,005,157	4,229,034
Heartland Home Services, Inc.	Delayed Draw Term Loan	(4) (5) (14)	Consumer Services	LIBOR + 600	9.12%	12/15/2026	8,695,540	8,621,326	8,628,080
Heartland Home Services, Inc.	2nd Amendment Delayed Draw Term loan	(4) (5) (6) (14)	Consumer Services	LIBOR + 575	8.80%	12/15/2026	3,928,085	3,874,118	3,828,703
Heartland Home Services, Inc.	Delayed Draw Term Loan	(2) (3) (4) (5) (14)	Consumer Services	LIBOR + 600	9.12%	12/15/2026	2,307,026	2,263,379	2,283,736
Heartland Home Services, Inc.	Term Loan	(2) (3) (4) (5) (14)	Consumer Services	LIBOR + 600	9.12%	12/15/2026	6,946,218	6,861,195	6,892,329
Hercules Borrower LLC	Revolver	(2) (4) (5) (6) (14)	Environmental Industries	LIBOR + 650	10.62%	12/14/2026	76,795	64,022	59,926
Hercules Borrower LLC	Term Loan	(3) (4) (5) (14)	Environmental Industries	LIBOR + 650	10.62%	12/14/2026	6,104,402	5,990,199	5,961,374
Hercules Borrower LLC	Delayed Draw Term Loan	(2) (4) (5) (6) (14)	Environmental Industries	LIBOR + 550	9.67%	12/14/2026	1,449,401	1,397,779	1,270,416
Hercules Borrower LLC	Term Loan	(3) (4) (5) (14)	Environmental Industries	LIBOR + 550	9.67%	12/14/2026	347,060	341,323	327,565
Higginbotham Insurance Agency, Inc.	Term Loan	(2) (3) (4) (5) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 525	8.37%	11/25/2026	4,940,915	4,898,727	4,849,765
Higginbotham Insurance Agency, Inc.	Incremental Delayed Draw Term Loan	(4) (5) (6) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 525	8.37%	11/25/2026	609,797	572,606	528,944
Holley Purchaser, Inc.	Term Loan	(2) (3) (4) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 375	4.50%	11/17/2028	2,138,507	2,128,905	1,939,369

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2022

Investments—Corporate Loans (104.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Hoosier Intermediate, LLC	Revolver	(4) (5) (6) (14)	Healthcare & Pharmaceuticals	LIBOR + 550	8.56%	11/15/2028	600,000	569,083	508,809
Hoosier Intermediate, LLC	Term Loan	(2) (3) (4) (5) (14)	Healthcare & Pharmaceuticals	LIBOR + 550	8.56%	11/15/2028	12,298,200	12,076,917	11,675,155
HS Spa Holdings Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Consumer Services	SOFR + 575	7.51%	6/2/2029	8,626,635	8,437,028	8,347,785
Hub International Ltd.	Term Loan, Tranche B	(2) (3) (4) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 325	5.78%	4/25/2025	6,046,038	6,024,523	5,815,563
Hunter Douglas, Inc.	Term Loan	(2) (3) (4) (14)	Commercial Services & Supplies	SOFR + 350	6.34%	2/25/2029	2,992,500	2,978,608	2,449,361
Hunter Holdco 3 Ltd.	Term Loan, Tranche B	(2) (3) (4) (5) (14)	Healthcare & Pharmaceuticals	LIBOR + 425	7.92%	8/19/2028	3,719,688	3,704,669	3,505,805
iCIMS, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	High Tech Industries	SOFR + 675	9.48%	8/18/2028	25,603,284	25,120,635	25,112,554
I-Logic Technologies Bidco Ltd.	Term Loan, Tranche B	(2) (3) (4) (14)	Software	SOFR + 400	7.55%	2/16/2028	1,554,167	1,550,061	1,485,783
Individual FoodService Holdings, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (14)	Wholesale	LIBOR + 625	9.48%	11/22/2025	485,701	477,619	480,456
Individual FoodService Holdings, LLC	Term Loan, Tranche B	(2) (3) (4) (5) (14)	Wholesale	LIBOR + 625	9.48%	11/22/2025	6,429,185	6,319,195	6,359,747
Individual FoodService Holdings, LLC	Term Loan	(2) (3) (4) (5) (14)	Wholesale	LIBOR + 625	9.48%	11/22/2025	4,900,731	4,822,234	4,847,800
Individual FoodService Holdings, LLC	Delayed Draw Term Loan	(4) (5) (14)	Wholesale	LIBOR + 625	9.48%	11/22/2025	2,616,502	2,575,042	2,588,242
Individual FoodService Holdings, LLC	Incremental Delayed Draw Term Loan	(4) (5) (14)	Wholesale	LIBOR + 625	9.48%	11/22/2025	9,041,370	8,892,194	8,943,719
Individual FoodService Holdings, LLC	Delayed Draw Term Loan, Tranche 2	(4) (5) (6) (14)	Wholesale	LIBOR + 625	9.48%	11/1/2026	1,225,269	1,159,586	1,185,217
Infinite Bidco, LLC	Term Loan	(2) (3) (4) (14)	High Tech Industries	LIBOR + 325	6.92%	3/2/2028	2,528,000	2,525,922	2,388,960
Infront Luxembourg Finance S.a.r.l.	Term Loan, Tranche B	(2) (3) (4) (5)	Hotel, Gaming & Leisure	EURIBOR + 900	9.54%	5/28/2027	€ 20,800,000	24,706,757	19,977,341
Integrity Marketing Acquisition, LLC	Fourth Amendment Delayed Draw Term Loan	(2) (3) (4) (5) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 575	8.85%	8/27/2025	5,918,744	5,860,079	5,658,983
Integrity Marketing Acquisition, LLC	Sixth Amendment Delayed Draw Term Loan	(4) (5) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 550	8.00%	8/27/2025	4,457,304	4,409,033	4,237,194
Integrity Marketing Acquisition, LLC	8th Amendment Delayed Draw Term Loan	(4) (5) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 550	8.00%	8/27/2025	2,985,647	2,950,353	2,838,211
Internap Corporation	Term Loan	(2) (3) (4) (5) (8) (14)	High Tech Industries	LIBOR + 240, 5.50% PIK	10.81%	5/8/2025	1,205,777	869,383	602,889
Intrado Corporation	Term Loan, Tranche B1	(2) (3) (4) (14)	Telecommunications	LIBOR + 350	6.62%	10/10/2024	2,868,610	2,765,751	2,421,279
ION Trading Finance Ltd.	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 475	8.42%	4/1/2028	6,191,762	6,184,755	5,733,571
IQN Holding Corp.	Term Loan	(2) (3) (4) (5) (6) (14)	Business Services	SOFR + 550	8.41%	5/2/2029	6,783,297	6,707,056	6,733,699
IRIS Holdings, Inc.	Term Loan	(2) (3) (4) (5) (14)	Chemicals, Plastics & Rubber	SOFR + 475	7.89%	6/28/2028	3,000,000	2,760,000	2,745,000
Jeg's Automotive, LLC	Term Loan	(2) (3) (4) (5) (14)	Automotive	LIBOR + 575	9.34%	12/22/2027	18,092,448	17,768,942	17,511,722

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2022

Investments—Corporate Loans (104.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Jeg's Automotive, LLC	Revolver	(4) (5) (6) (14)	Automotive	LIBOR + 575	9.35%	12/22/2027	1,927,083	1,808,214	1,709,754
Kaseya, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	High Tech Industries	SOFR + 575	8.28%	6/23/2029	35,452,856	34,703,545	34,594,139
KRE Hyod Owner, LLC	Term Loan, Tranche A1	(4) (5) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 425	6.03%	12/20/2022	1,363,636	1,363,636	1,350,000
KRE Hyod Owner, LLC	Term Loan, Tranche A2	(4) (5) (11) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 1050	12.91%	9/13/2026	3,962,943	3,962,943	3,933,221
LaserShip, Inc.	Term Loan	(2) (3) (4) (14)	Transportation: Cargo	LIBOR + 450	7.38%	5/7/2028	2,673,000	2,661,199	2,243,663
LBM Acquisition, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Capital Equipment	LIBOR + 375	6.89%	12/18/2027	1,976,625	1,959,972	1,720,652
Lealand Finance Company B.V.	Term Loan	(2) (3) (4) (5) (14)	Capital Goods	LIBOR + 300	6.12%	6/30/2024	31,174	31,174	18,705
LifeMiles Ltd.	Term Loan, Tranche B	(2) (3) (4) (14)	Consumer Services	LIBOR + 525	8.39%	8/30/2026	3,525,067	3,527,321	3,381,879
Linquest Corporation	Term Loan	(2) (3) (4) (5) (14)	Aerospace & Defense	LIBOR + 575	9.10%	7/28/2028	9,900,000	9,728,919	9,219,471
Loyalty Ventures, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Business Services	LIBOR + 450	7.62%	11/3/2027	4,482,812	4,440,674	1,344,844
Lucky Bucks, LLC	Term Loan	(2) (3) (4) (14)	Hotel, Gaming & Leisure	LIBOR + 550	8.64%	7/30/2027	1,387,500	1,359,899	1,019,813
LVF Holdings, Inc.	Delayed Draw Term Loan	(2) (3) (4) (5) (14)	Beverage, Food & Tobacco	LIBOR + 625	9.91%	6/10/2027	5,790,297	5,695,498	5,410,500
LVF Holdings, Inc.	Revolver	(2) (4) (5) (6) (14)	Beverage, Food & Tobacco	LIBOR + 625	9.91%	6/10/2027	647,920	611,824	498,602
LVF Holdings, Inc.	Initial Term Loan	(3) (4) (5) (14)	Beverage, Food & Tobacco	LIBOR + 625	9.91%	6/10/2027	6,050,339	5,951,275	5,653,485
Maravai Intermediate Holdings, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Healthcare & Pharmaceuticals	SOFR + 300	5.55%	10/19/2027	3,789,708	3,776,170	3,664,193
Material Holdings, LLC	Revolver	(4) (5) (6) (14)	Business Services	SOFR + 600	9.64%	8/19/2027	345,269	333,401	312,622
Material Holdings, LLC	Delayed Draw Term Loan	(4) (5) (6) (14)	Business Services	SOFR + 600	9.64%	8/19/2027	704,161	680,608	638,938
Material Holdings, LLC	Term Loan	(2) (3) (4) (5) (14)	Business Services	SOFR + 600	9.64%	8/19/2027	10,966,592	10,781,484	10,468,858
Maverick Acquisition, Inc.	Initial Term Loan	(3) (4) (5) (14)	Aerospace & Defense	LIBOR + 625	9.92%	6/1/2027	10,659,830	10,486,278	9,513,898
Maverick Acquisition, Inc.	Delayed Draw Term Loan	(2) (4) (5) (6) (14)	Aerospace & Defense	LIBOR + 625	9.92%	6/1/2027	2,429,707	2,223,840	1,097,703
Mavis Tire Express Services Corp.	Term Loan, Tranche B	(2) (3) (4) (14)	Retail	SOFR + 400	7.25%	5/4/2028	3,456,250	3,441,921	3,233,771
McAfee, LLC	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 475	7.87%	7/27/2028	1,985,000	1,967,874	1,786,500
McAfee, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Software	SOFR + 375	6.36%	3/1/2029	4,987,500	4,964,258	4,535,932
Medical Manufacturing Technologies, LLC	Term Loan	(2) (3) (4) (5) (14)	Healthcare & Pharmaceuticals	SOFR + 575	9.40%	12/23/2027	12,815,845	12,586,562	12,564,278
Medical Manufacturing Technologies, LLC	Revolver	(4) (5) (6) (14)	Healthcare & Pharmaceuticals	SOFR + 575	9.40%	12/23/2027	645,635	618,355	615,219
Medical Manufacturing Technologies, LLC	Delayed Draw Term Loan	(4) (5) (6) (14)	Healthcare & Pharmaceuticals	SOFR + 575	9.40%	12/23/2027	719,495	629,042	618,179
MH Sub I, LLC	Incremental Term Loan	(2) (3) (4) (14)	Software	LIBOR + 375	6.87%	9/15/2024	5,153,623	5,138,786	4,898,518
MHS Holdings	Term Loan, Tranche B	(3) (4) (14)	Business Services	SOFR + 550	9.05%	6/1/2029	5,000,000	4,490,512	4,212,500
MI Windows and Doors, LLC	Term Loan	(2) (3) (4) (14)	Consumer Services	SOFR + 350	6.53%	12/18/2027	1,229,812	1,232,043	1,193,939

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2022

Investments—Corporate Loans (104.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Mileage Plus Holdings, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Aerospace & Defense	LIBOR + 525	8.39%	6/20/2027	2,375,000	2,340,416	2,380,510
Mitchell International, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Software	LIBOR + 375	6.73%	10/15/2028	4,975,000	4,889,579	4,494,912
MMIT Holdings, LLC	Revolver	(4) (5) (6) (14)	High Tech Industries	LIBOR + 625	9.92%	9/14/2027	171,417	155,145	167,424
MMIT Holdings, LLC	Term Loan	(2) (3) (4) (5) (14)	High Tech Industries	LIBOR + 625	9.92%	9/15/2027	10,881,928	10,695,609	10,837,565
MMIT Holdings, LLC	Incremental Term Loan	(2) (3) (4) (5) (14)	High Tech Industries	LIBOR + 625	9.92%	9/15/2027	6,597,536	6,482,955	6,570,640
Moneygram International, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 425	7.60%	7/21/2026	3,095,625	3,083,327	3,024,673
Nefco Holding Company, LLC	Delayed Draw Term Loan, Tranche A	(4) (5) (6) (13) (14)	Construction & Engineering	SOFR + 650	9.22%	8/5/2028	43,165	9,231	8,370
Nefco Holding Company, LLC	Delayed Draw Term Loan, Tranche C	(4) (5) (13) (14)	Construction & Engineering	SOFR + 650	9.22%	8/5/2028	839,034	822,576	822,253
Nefco Holding Company, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Construction & Engineering	SOFR + 650	9.22%	8/5/2028	4,643,172	4,552,132	4,550,309
NES Global Talent Finance US, LLC	Term Loan, Tranche B	(3) (4) (5) (14)	Energy: Oil & Gas	LIBOR + 550	8.31%	5/11/2023	1,171,856	1,171,343	1,169,396
Netsmart Technologies, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Healthcare & Pharmaceuticals	LIBOR + 400	7.14%	10/1/2027	2,466,203	2,465,821	2,349,058
North Haven Fairway Buyer, LLC	Term Loan	(2) (3) (4) (5) (14)	Consumer Services	LIBOR + 575	8.65%	5/17/2028	12,802,139	12,558,824	12,539,356
North Haven Fairway Buyer, LLC	Delayed Draw Term Loan	(4) (5) (14)	Consumer Services	LIBOR + 575	8.65%	5/17/2026	5,347,594	5,246,439	5,237,827
North Haven Fairway Buyer, LLC	Delayed Draw Term Loan	(4) (5) (6) (14)	Consumer Services	LIBOR + 575	8.65%	5/17/2026	3,170,029	3,056,936	3,046,744
Oak Purchaser, Inc.	Delayed Draw Term Loan	(4) (5) (6) (14)	Business Services	SOFR + 550	9.48%	4/28/2028	821,456	793,258	805,908
Oak Purchaser, Inc.	Term Loan	(2) (3) (4) (5) (14)	Business Services	SOFR + 550	9.48%	4/28/2028	5,030,030	4,982,664	5,004,207
Optiv, Inc.	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 325	7.42%	2/1/2024	5,956,566	5,901,908	5,691,499
Orbit Private Holdings I Ltd.	Term Loan, Tranche B	(2) (3) (4) (14)	Business Services	LIBOR + 450	7.81%	12/10/2028	1,985,000	1,965,150	1,922,969
Osmosis Buyer Ltd.	Term Loan, Tranche B	(2) (3) (4) (14)	Consumer Services	SOFR + 375	6.35%	7/30/2028	5,236,875	5,225,597	4,853,955
Packaging Coordinators Midco, Inc.	Term Loan	(2) (3) (4) (14)	Containers, Packaging & Glass	LIBOR + 375	7.42%	11/30/2027	4,942,318	4,946,347	4,686,948
Panenka Bidco Limited	EUR Facility, Tranche B	(3) (4) (5) (6)	Software	EURIBOR + 775	9.10%	9/14/2028	€ 15,594,322	15,223,077	14,694,107
Panther Commercial Holdings L.P	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 450	7.31%	1/8/2028	3,461,212	3,448,858	3,182,169
Parkway Generation, LLC	Term Loan, Tranche B	(2) (3) (4) (5) (14)	Energy: Oil & Gas	LIBOR + 475	7.27%	2/18/2029	3,491,228	3,482,936	3,403,947
Parkway Generation, LLC	Term Loan, Tranche C	(2) (3) (4) (14)	Energy: Oil & Gas	LIBOR + 475	7.27%	2/18/2029	491,228	490,061	479,561
Peraton Corp.	Term Loan, Tranche B	(2) (3) (4) (14)	Aerospace & Defense	LIBOR + 375	6.87%	2/1/2028	1,934,225	1,926,292	1,829,777
Performance Health & Wellness	Term Loan, Tranche B	(2) (3) (4) (5) (14)	Healthcare & Pharmaceuticals	LIBOR + 600	9.75%	7/12/2027	3,222,000	3,168,448	3,188,441
PF Atlantic Holdco 2, LLC	Term Loan	(2) (3) (4) (5) (14)	Hotel, Gaming & Leisure	LIBOR + 550	8.77%	11/12/2027	10,266,971	10,086,662	10,088,978

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2022

Investments—Corporate Loans (104.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
PF Atlantic Holdco 2, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (6) (14)	Hotel, Gaming & Leisure	LIBOR + 550	8.77%	11/12/2027	6,930,206	6,677,667	6,677,051
Polaris Newco, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Software	LIBOR + 400	7.67%	6/4/2028	3,712,500	3,696,935	3,417,579
Press Ganey Holdings, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Healthcare & Pharmaceuticals	LIBOR + 375	6.87%	7/25/2026	4,704,847	4,705,374	4,275,530
Primetech Holdco S.a.r.l.	Term Loan	(3) (5) (8)	Insurance	12.00% PIK	12.00%	7/28/2029	€ 20,432,099	19,078,261	18,294,365
Proampac PG Borrower, LLC	Term Loan	(2) (3) (4) (14)	Containers, Packaging & Glass	LIBOR + 375	6.86%	11/3/2025	5,921,351	5,913,943	5,524,621
Project Leopard Holdings, Inc.	Term Loan	(2) (3) (4) (13) (14)	Software	SOFR + 525	8.65%	7/20/2029	5,000,000	4,656,414	4,464,600
Proofpoint, Inc.	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 325	6.39%	8/31/2028	1,989,975	1,973,358	1,864,766
Prophix Software, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Software	LIBOR + 650	9.31%	2/1/2026	5,481,728	5,380,272	5,503,105
Prophix Software, Inc.	Incremental Term Loan	(2) (3) (4) (5) (14)	Software	LIBOR + 650	9.31%	2/1/2026	6,907,722	6,796,225	6,934,661
Propulsion (BC) Finco S.a.r.l.	Term Loan	(3) (4) (5) (14)	Aerospace & Defense	SOFR + 400	6.28%	2/10/2029	5,100,000	5,097,000	4,832,250
PXO Holdings III Corp.	Delayed Draw Term Loan	(4) (5) (6) (13) (14)	Chemicals, Plastics & Rubber	SOFR + 525	8.21%	3/8/2028	2,395,142	2,311,567	2,248,314
PXO Holdings III Corp.	Term Loan	(2) (3) (4) (5) (13) (14)	Chemicals, Plastics & Rubber	SOFR + 525	8.21%	3/8/2028	14,715,886	14,444,657	14,245,687
Quantic Electronics, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (14)	Aerospace & Defense	LIBOR + 625	9.89%	3/1/2027	1,466,221	1,443,706	1,412,239
Quantic Electronics, LLC	Second Amendment Incremental Term Loan	(2) (3) (4) (5) (14)	Aerospace & Defense	LIBOR + 625	9.91%	11/19/2026	2,005,846	1,975,190	1,931,997
Quantic Electronics, LLC	Third Amendment Term Loan	(2) (3) (4) (5) (14)	Aerospace & Defense	LIBOR + 625	9.89%	11/19/2026	2,832,263	2,785,933	2,727,987
Quantic Electronics, LLC	Third Amendment Delayed Draw Term Loan	(4) (5) (6) (14)	Aerospace & Defense	LIBOR + 625	9.89%	11/19/2026	1,818,480	1,777,681	1,725,442
Quantic Electronics, LLC	Third Amendment Revolver	(4) (5) (6) (14)	Aerospace & Defense	LIBOR + 625	9.89%	11/19/2026	184,113	177,161	167,167
Quest Borrower Ltd.	Term Loan	(2) (3) (4) (14)	High Tech Industries	SOFR + 425	7.29%	2/1/2029	3,000,000	2,972,402	2,197,500
R&F International Sub 2 Ltd.	GBP Mezzanine Term Loan	(3) (4) (5) (6) (14)	Business Services	SONIA + 1303	14.03%	6/13/2026	£ 8,999,466	16,435,187	14,945,249
RealPage, Inc.	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 325	6.60%	4/22/2028	3,783,146	3,765,393	3,538,301
Refficiency Holdings LLC	Term Loan	(2) (3) (4) (14)	Commercial Services & Supplies	LIBOR + 375	6.87%	12/16/2027	2,902,591	2,896,275	2,770,756
Refficiency Holdings LLC	Delayed Draw Term Loan	(2) (3) (4) (6) (14)	Commercial Services & Supplies	LIBOR + 375	6.87%	12/16/2027	38,611	37,355	12,813
Riveron Acquisition Holdings, Inc.	Term Loan	(2) (3) (4) (5) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 575	9.42%	5/22/2025	1,520,989	1,506,462	1,520,989
Riveron Acquisition Holdings, Inc.	Incremental Term Loan	(2) (3) (4) (5) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 575	9.42%	5/22/2025	1,470,175	1,452,023	1,470,175
Riveron Acquisition Holdings, Inc.	Incremental Term Loan	(2) (3) (4) (5) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 575	9.42%	5/22/2025	2,041,062	2,003,567	2,041,062
Rome Bidco Ltd.	GBP Term Loan	(2) (3) (4) (5) (8) (14)	Hotel, Gaming & Leisure	SONIA + 491, 2.71% PIK	9.31%	12/23/2027	£ 32,066,615	42,703,243	34,550,838

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2022

Investments—Corporate Loans (104.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Rome Bidco Ltd.	GBP Capex Facility	(3) (4) (5) (6) (8) (14)	Hotel, Gaming & Leisure	SONIA + 488, 2.71% PIK	9.28%	12/23/2027	£ 946,914	2,574,040	2,132,147
RSC Acquisition, Inc.	Term Loan, Tranche C	(2) (3) (4) (5) (6) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 550	8.38%	11/1/2026	6,099,047	6,014,648	5,798,385
RSC Acquisition, Inc.	Delayed Draw Term Loan, Tranche 4	(4) (5) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 550	8.38%	11/22/2025	217,830	215,815	208,590
Sapphire Telecom, Inc.	Term Loan	(2) (3) (4) (5) (14)	Telecommunications	LIBOR + 625	9.77%	11/20/2025	4,167,467	4,126,848	3,943,888
Sapphire Telecom, Inc.	Revolver	(2) (3) (4) (5) (6) (14)	Telecommunications	LIBOR + 625	9.77%	11/20/2025	101,879	98,661	65,441
Signature Aviation	Term Loan, Tranche B2	(2) (3) (4) (14)	Holdings Company	SOFR + 375	6.78%	7/1/2029	3,000,000	2,926,831	2,901,240
Skopima Merger Sub, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	High Tech Industries	LIBOR + 400	7.12%	5/17/2028	2,970,000	2,949,856	2,745,765
Smarsh, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Software	SOFR + 650	10.05%	2/18/2029	4,081,438	3,982,081	3,817,716
Sophia, L.P.	Term Loan, Tranche B	(2) (3) (4) (14)	Software	LIBOR + 350	6.62%	10/7/2027	1,970,088	1,966,713	1,891,284
Sovos Compliance, LLC	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 450	7.62%	8/12/2028	2,483,091	2,478,531	2,362,661
Speedstar Holding Corporation	Term Loan	(2) (3) (4) (5) (14)	Automotive	LIBOR + 700	10.07%	1/22/2027	6,575,040	6,458,733	6,558,881
Spotless Brands, LLC	Term Loan	(2) (4) (5) (13) (14)	Consumer Services	SOFR + 650	9.09%	7/25/2028	28,706,283	28,150,983	27,882,275
Spotless Brands, LLC	Revolver	(4) (5) (6) (13) (14)	Consumer Services	SOFR + 650	9.09%	6/21/2028	793,528	772,573	762,067
Spotless Brands, LLC	Delayed Draw Term Loan, Tranche A	(4) (5) (6) (13) (14)	Consumer Services	SOFR + 650	9.09%	7/25/2028	1,967,667	1,867,940	1,820,534
Staples USR	3rd Amendment Term Loan	(2) (3) (4) (5) (14)	Retail	SOFR + 760	10.11%	4/25/2027	4,333,333	4,293,096	4,147,937
Tank Holding Corp.	Term Loan	(2) (3) (4) (5) (6) (13) (14)	Containers, Packaging & Glass	SOFR + 575	8.88%	3/31/2028	37,836,206	37,100,497	36,576,483
Teneo Holdings, LLC	Term Loan	(2) (3) (4) (14)	Business Services	SOFR + 525	7.63%	7/12/2025	1,245,432	1,225,253	1,172,786
The Carlstar Group, LLC	Revolver	(2) (3) (4) (5) (6) (13) (14)	Auto Components	SOFR + 650	9.15%	7/8/2027	7,314,286	7,126,008	7,133,170
The Ultimate Software Group, Inc.	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 325	7.00%	5/3/2026	3,945,200	3,928,248	3,744,665
Tibco Software, Inc.	Term Loan, Tranche B	(3) (4) (14)	Computers and Electronics	SOFR + 450	8.09%	3/30/2029	10,000,000	9,100,000	8,960,700
Tiger Acquisition, LLC	Term Loan	(2) (3) (4) (14)	High Tech Industries	LIBOR + 325	6.39%	6/1/2028	2,970,000	2,970,000	2,739,825
Trafigura Pte. Ltd.	Revolver	(4) (5) (6) (13) (14)	Metals & Mining	SOFR + 835	12.11%	10/5/2022	721,685	716,325	700,023
Trafigura Pte. Ltd.	Revolver	(4) (5) (13) (14)	Metals & Mining	SOFR + 835	12.11%	11/1/2022	988,553	981,214	963,171
Trafigura Pte. Ltd.	Revolver	(4) (5) (13) (14)	Metals & Mining	SOFR + 835	12.11%	11/18/2022	1,036,759	1,019,393	1,004,977
Trafigura Pte. Ltd.	Revolver	(4) (5) (13) (14)	Metals & Mining	SOFR + 835	12.11%	11/18/2022	540,552	525,500	523,505
Trafigura Pte. Ltd.	Revolver	(4) (5) (13) (14)	Metals & Mining	SOFR + 835	12.11%	11/18/2022	307,191	298,612	298,406
Trafigura Pte. Ltd.	Revolver	(4) (5) (13) (14)	Metals & Mining	SOFR + 835	12.11%	11/18/2022	985,813	969,027	961,425
Triton Water Holdings, Inc.	Term Loan	(2) (3) (4) (14)	Beverage, Food & Tobacco	LIBOR + 350	7.17%	3/31/2028	5,342,430	5,303,453	4,782,223

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2022

Investments—Corporate Loans (104.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Tufin Software North America, Inc.	Term Loan	(2) (3) (4) (5) (6) (13) (14)	Software	SOFR + 700	10.06%	8/17/2028	25,956,151	25,419,353	25,412,401
United Airlines, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Aerospace & Defense	LIBOR + 375	6.53%	4/21/2028	1,970,000	1,961,879	1,876,701
USALCO, LLC	Term Loan, Tranche A	(2) (3) (4) (5) (14)	Chemicals, Plastics & Rubber	LIBOR + 600	9.67%	10/19/2027	4,962,500	4,876,204	4,768,271
Veracode	Term Loan	(2) (3) (4) (5) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 475	7.79%	5/2/2029	2,500,000	2,487,621	2,356,250
Verifone Systems, Inc.	Term Loan	(2) (3) (4)	High Tech Industries	LIBOR + 400	7.00%	8/20/2025	3,674,519	3,652,939	3,272,636
Vertical US Newco, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Capital Equipment	LIBOR + 350	6.87%	7/31/2027	5,915,412	5,923,370	5,659,097
VGL Midco Ltd.	Term Loan, Tranche B1	(5) (8)	Media: Advertising, Printing & Publishing	8.75% PIK	8.75%	7/17/2023	£ 10,923,806	14,818,788	11,617,619
VGL Midco Ltd.	Term Loan, Tranche B2	(5) (8)	Media: Advertising, Printing & Publishing	14.00% PIK	14.00%	7/17/2023	£ 10,170,440	13,790,746	10,816,404
Vision Solutions, Inc.	Incremental Term Loan	(2) (3) (4) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 400	6.78%	5/28/2028	3,512,000	3,502,523	3,055,440
Voyage Australia Pty Ltd.	Term Loan, Tranche B	(2) (3) (4) (14)	Telecommunications	LIBOR + 350	6.21%	7/20/2028	4,950,006	4,952,128	4,755,124
Whitewater Whistler Holdings, LLC	Term Loan	(2) (3) (4) (5) (14)	Energy: Oil & Gas	LIBOR + 550	9.18%	3/21/2027	9,500,000	9,483,088	9,476,250
Windstream Services, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Telecommunications	LIBOR + 625	9.37%	9/21/2027	961,958	964,148	865,762
Wineshipping.com LLC	Term Loan	(2) (3) (4) (5) (14)	Beverage, Food & Tobacco	LIBOR + 575	7.63%	10/29/2027	13,799,014	13,557,995	13,119,114
Wineshipping.com LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (6) (14)	Beverage, Food & Tobacco	LIBOR + 575	7.63%	10/29/2027	377,375	343,478	279,512
Wineshipping.com LLC	Revolver	(2) (3) (4) (5) (6) (14)	Beverage, Food & Tobacco	LIBOR + 575	7.63%	10/29/2027	397,237	363,306	299,374
Worldwide Express Operations, LLC	Term Loan	(2) (3) (4) (14)	Transportation: Cargo	LIBOR + 400	7.67%	7/26/2028	2,977,500	2,951,933	2,699,282
Yellowstone Buyer Acquisition, LLC	Term Loan	(2) (3) (4) (5) (14)	Consumer Goods: Durable	LIBOR + 575	8.80%	9/13/2027	6,691,410	6,577,098	6,416,974
Yellowstone Landscape, Inc.	Delayed Draw Term Loan	(3) (4) (5) (14)	Consumer Services	LIBOR + 500	7.78%	11/1/2025	779,759	765,112	778,180
YLG Holdings, LLC	Incremental Term Loan	(3) (4) (5) (14)	Consumer Services	LIBOR + 500	7.78%	11/1/2025	1,185,666	1,162,601	1,183,266
First Lien Debt Total (Cost of $1,313,271,694)									$1,246,875,224

Second Lien Debt (10.5%)
Aimbridge Hospitality, LLC	Term Loan	(2) (3) (4) (5)	Hotel, Gaming & Leisure	LIBOR + 750	10.06%	2/1/2027	1,712,000	1,692,629	1,501,586
Apex Group Treasury, LLC	Term Loan	(2) (3) (4) (5) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 675	10.42%	7/27/2029	13,864,250	13,616,252	13,517,644
AQA Acquisition Holding, Inc.	Incremental Term Loan	(2) (3) (4) (5) (14)	High Tech Industries	LIBOR + 750	10.57%	3/3/2029	5,538,461	5,418,460	5,364,664
ARCO BPS Holdings Ltd.	Term Loan, Mezzanine	(2) (3) (5)	Banking, Finance, Insurance & Real Estate	8.50%	8.50%	6/30/2026	€ 1,876,305	2,111,693	1,829,678
Asurion, LLC	Term Loan, Tranche B4	(2) (3) (4)	Insurance	LIBOR + 525	8.37%	1/15/2029	3,500,000	3,468,901	2,660,000

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2022

Investments—Corporate Loans (104.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Aurora Plastics	Term Loan	(2) (3) (4) (5) (14)	Chemicals, Plastics & Rubber	LIBOR + 750	10.49%	8/10/2029	19,090,000	18,619,630	18,689,985
Aveanna Healthcare, LLC	Term Loan	(2) (3) (4) (5) (14)	Healthcare & Pharmaceuticals	LIBOR + 700	10.05%	12/10/2029	1,500,000	1,485,000	1,095,000
Banff Merger Sub, Inc.	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 550	8.64%	3/23/2026	2,000,000	1,991,921	1,850,000
Blackbird Purchaser, Inc.	Third Amendment Term Loan	(2) (3) (4) (5) (6) (14)	Capital Equipment	LIBOR + 750	10.62%	4/8/2027	18,388,382	17,961,004	17,476,994
Brave Parent Holdings, Inc.	Term Loan	(2) (3) (4) (5)	Software	LIBOR + 750	10.62%	4/19/2026	3,639,355	3,594,968	3,540,754
Comet Acquisition Corp.	Term Loan	(2) (3) (4) (5)	Business Services	LIBOR + 750	11.17%	10/26/2026	384,615	384,085	384,615
CommerceHub, Inc.	Term Loan	(2) (3) (4) (5) (14)	Healthcare & Pharmaceuticals	LIBOR + 700	10.67%	12/2/2028	1,000,000	985,000	792,500
Drilling Info Holdings, Inc.	Incremental Term Loan	(2) (3) (4) (5) (14)	Energy: Oil & Gas	LIBOR + 825	11.37%	7/30/2026	4,200,000	4,113,861	4,221,000
Engineered Machinery Holdings, Inc.	Incremental Term Loan	(2) (3) (4) (14)	Capital Equipment	LIBOR + 650	10.17%	5/21/2029	1,500,000	1,493,487	1,417,500
Engineered Machinery Holdings, Inc.	Term Loan	(2) (3) (4) (14)	Capital Equipment	LIBOR + 600	9.67%	5/21/2029	1,500,000	1,500,000	1,395,000
Fastlane Parent Co., Inc.	Term Loan	(2) (3) (4) (5) (14)	Automotive	LIBOR + 875	11.87%	12/19/2026	2,500,000	2,425,334	2,425,000
Intelerad Medical Systems, Inc.	PIK Term Loan	(4) (5) (8) (14)	Healthcare & Pharmaceuticals	LIBOR + , 9.50% PIK	11.75%	9/30/2028	29,376,414	28,807,174	28,568,563
Jazz Acquisition, Inc.	Term Loan	(2) (3) (4) (5) (14)	Aerospace & Defense	LIBOR + 800	11.12%	6/18/2027	3,100,000	3,070,207	2,847,989
National Mentor Holdings, Inc.	Term Loan	(2) (3) (4) (14)	Healthcare & Pharmaceuticals	LIBOR + 725	10.39%	3/2/2029	5,000,000	4,957,496	3,600,000
PAI Holdco, Inc.	Term Loan	(2) (3) (4) (5) (8) (14)	Automotive	LIBOR + 550, 2.00% PIK	10.31%	10/28/2028	3,504,072	3,421,560	3,472,243
Peraton Corp.	Term Loan, Tranche B1	(2) (3) (4) (5) (14)	Aerospace & Defense	LIBOR + 775	11.05%	2/1/2029	4,465,719	4,407,515	4,261,259
Queensgate Gem UK Midco Ltd.	Term Loan, Mezzanine	(4) (5) (14)	Hotel, Gaming & Leisure	GBP LIBOR + 975	10.94%	3/15/2023	£ 4,854,333	6,571,299	5,433,655
Quickbase, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	LIBOR + 800	11.12%	4/2/2027	1,200,000	1,185,300	1,192,338
RXR Atlas Mezz, LLC	Mezzanine Term Loan	(4) (5) (14)	Real Estate Management & Development	SOFR + 1000	13.02%	8/25/2027	5,000,000	4,950,000	4,950,000
SonicWall US Holdings, Inc.	Term Loan	(2) (3) (4)	Software	LIBOR + 750	10.48%	5/18/2026	2,000,000	1,884,741	1,858,000
TruGreen Limited Partnership	Term Loan	(2) (3) (4) (5) (14)	Consumer Services	LIBOR + 850	11.62%	11/2/2028	2,000,000	1,966,967	1,864,083
Zippy Shell Incorporated	Delayed Draw Term Loan	(5)	Commercial Services & Supplies	13.00%	13.00%	11/3/2025	600,000	587,229	624,000
Zippy Shell Incorporated	Term Loan	(2) (3) (5)	Commercial Services & Supplies	13.00%	13.00%	11/2/2025	2,400,000	2,346,536	2,496,000
Second Lien Debt Total (Cost of $145,018,249)									$139,330,050

Unsecured (0.2%)
Queensgate Gem UK Midco Ltd.	Term Loan	(5) (8)	Hotel, Gaming & Leisure	12.75% PIK	12.750%	3/15/2023	£ 2,486,385	3,365,131	2,762,292

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2022

Investments—Corporate Loans (104.6%)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Unsecured Total (Cost of $3,365,131)								$2,762,292
Corporate Loans Total (Cost of $1,461,655,074)								$1,388,967,566

Investments—Collateralized Loan Obligations (21.4%)	Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
AGL CLO 1 Ltd., Series 2019-1A, Class ER	(2) (4) (5) (7)	LIBOR + 650	9.21%	10/20/2034	$5,500,000	$5,130,058	$4,515,170
AGL CLO 1 Ltd., Series 2020-9A, Class E	(2) (4) (5) (7)	LIBOR + 726	9.97%	1/20/2034	1,000,000	982,436	883,157
AGL CLO 5 Ltd., Series 2020-5A, Class ER	(2) (4) (5) (7)	LIBOR + 645	9.16%	7/20/2034	2,000,000	1,801,248	1,657,426
AGL CLO Ltd., Series 2022-19A, Class A	(2) (4) (5) (7)	SOFR + 801	10.17%	7/21/2035	6,050,000	5,877,596	5,276,296
AGL CLO Ltd., Series 2022-20A, Class E	(4) (5) (7)	SOFR + 836	11.38%	7/20/2035	2,700,000	2,600,450	2,424,986
AIG CLO Ltd., Series 2021-1A, Class E	(2) (4) (5) (7)	LIBOR + 660	9.36%	4/22/2034	3,000,000	3,000,000	2,524,194
American Money Management Corp. CLO Ltd., Series 2014-14A, Class B2L1	(2) (4) (5) (7)	LIBOR + 735	10.13%	7/25/2029	1,500,000	1,437,032	1,296,254
Anchorage Capital CLO Ltd., Series 2019-13A, Class ER	(2) (4) (5) (7)	LIBOR + 670	9.21%	4/15/2034	6,400,000	6,300,312	5,367,757
Anchorage Capital CLO Ltd., Series 2021-18A, Class E	(2) (4) (5) (7)	LIBOR + 646	8.97%	4/15/2034	4,000,000	3,964,474	3,325,232
Anchorage Capital CLO Ltd., Series 2021-21A, Class SUB	(4) (5) (7) (12)			10/20/2034	8,830,000	7,406,567	5,530,977
Apex Credit CLO Ltd., Series 2019-1A, Class D	(2) (4) (5) (7)	LIBOR + 710	9.84%	4/18/2032	4,500,000	4,442,305	3,358,084
Apidos CLO, Series 2018-18A, Class E	(2) (4) (5) (7)	LIBOR + 570	8.46%	10/22/2030	4,100,000	3,950,220	3,388,092
Ares CLO Ltd., Series 2021-60A, Class SUB	(4) (5) (7) (12)			7/18/2034	6,500,000	5,101,392	4,599,674
Ares CLO Ltd., Series 2022, Class 64A	(4) (5) (7) (12)			4/15/2035	12,989,700	11,214,138	10,666,340
BABSON CLO Ltd., Series 2017-1A, Class F	(2) (4) (5) (7)	LIBOR + 745	10.19%	7/18/2029	2,500,000	2,467,409	1,924,505
Bain Capital Credit CLO, Ltd., Series 2022-1X, Class E	(2) (4) (5) (7)	EURIBOR + 699	6.99%	10/19/2034	€ 2,000,000	2,133,427	1,576,019
Bain Capital Credit CLO, Ltd., Series 2022-3A, Class E	(2) (4) (5) (7)	SOFR + 735	8.49%	7/17/2035	3,250,000	3,220,252	2,690,535
Barings CLO Ltd., Series 2021-3A, Class SUB	(4) (5) (7) (12)			1/18/2035	14,100,000	11,526,818	9,458,009
Battalion CLO XI Ltd., Series 2017-11A, Class ER	(2) (4) (5) (7)	LIBOR + 685	9.63%	4/24/2034	3,000,000	2,972,927	2,417,076
Benefit Street Partners CLO Ltd., Series 2014-IVA, Class DRR	(2) (4) (5) (7)	LIBOR + 720	9.91%	1/20/2032	2,500,000	2,478,423	2,110,275
Benefit Street Partners CLO Ltd., Series 2016-10A, Class DRR	(2) (4) (5) (7)	LIBOR + 675	9.46%	4/20/2034	3,500,000	3,437,540	2,930,952
Benefit Street Partners CLO Ltd., Series 2022-27A, Class E	(4) (5) (7)	SOFR + 812	10.61%	7/20/2035	3,734,483	3,551,149	3,505,921
BlackRock European CLO DAC, Series 5X, Class SUB	(4) (5) (7) (12)			7/16/2031	€ 2,750,000	1,779,034	1,098,566
BlueMountain CLO Ltd., Series 2019-24A, Class ER	(2) (4) (5) (7)	LIBOR + 684	9.55%	4/20/2034	4,000,000	3,996,391	3,356,192
BlueMountain CLO Ltd., Series 2019-25A, Class ER	(2) (4) (5) (7)	LIBOR + 725	9.76%	7/15/2036	5,725,000	5,704,514	4,657,768

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2022

Investments—Collateralized Loan Obligations (21.4%)	Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
BlueMountain CLO Ltd., Series 2021, Class 33A	(4) (5) (7) (12)			11/20/2034	5,900,000	4,869,227	4,165,004
Buckhorn Park CLO Ltd., Series 2019-1A, Class SUB	(4) (5) (7) (12)			7/18/2034	14,400,000	10,815,440	8,842,606
CBAM CLO Management, Series 2017-3A, Class ER	(2) (4) (5) (7)	LIBOR + 711	9.85%	7/17/2034	4,000,000	3,963,325	3,258,012
CBAM CLO Management, Series 2021, Class 15A	(4) (5) (7) (12)			1/15/2036	11,267,262	9,405,777	7,543,927
Cedar Funding VI CLO Ltd., Series 2016-6A, Class SUB	(4) (5) (7) (12)			4/20/2034	17,821,729	13,579,508	11,872,180
CIFC Funding Ltd., Series 2013-1, Class DR	(4) (5) (7) (12)			4/20/2034	5,952,500	2,805,832	2,187,846
CIFC Funding Ltd., Series 2014-2RA, Class B2	(2) (4) (5) (7)	LIBOR + 569	8.47%	4/24/2030	3,500,000	3,431,312	2,860,781
CIFC Funding Ltd., Series 2015-4A, Class SUB	(2) (4) (5) (7)	LIBOR + 745	9.39%	7/16/2030	4,805,000	4,669,727	4,048,241
Crown Point CLO 10 Ltd., Series 2021-10A, Class E	(2) (4) (5) (7)	LIBOR + 685	9.56%	7/20/2034	3,000,000	2,917,684	2,505,132
Davis Park CLO Ltd., Series 2022-1A, Class E	(2) (4) (5) (7)	SOFR + 695	8.13%	4/20/2035	5,000,000	5,000,000	4,240,305
Dryden Senior Loan Fund CLO Ltd., Series 2015-41A, Class ER	(2) (4) (5) (7)	LIBOR + 530	7.81%	4/15/2031	1,265,000	1,256,211	997,699
Dryden Senior Loan Fund CLO Ltd., Series 2021-95A, Class SUB	(4) (5) (7) (12)			8/20/2034	4,915,323	3,935,840	3,704,586
Dryden Senior Loan Fund CLO Ltd., Series 2022-109A, Class SUB	(4) (5) (7) (12)			4/20/2035	3,348,838	3,013,954	2,854,895
Elevation CLO Ltd., Series 2021-13A, Class E	(2) (4) (5) (7)	LIBOR + 695	9.46%	7/15/2034	3,000,000	2,945,177	2,379,315
Golub Capital Partners CLO Ltd., Series 2021-53A, Class E	(2) (4) (5) (7)	LIBOR + 670	9.41%	7/20/2034	4,000,000	3,963,564	3,179,112
Henley Funding Ltd., Series 7X, Class E	(2) (4) (5) (7)	EURIBOR + 714	7.14%	4/25/2034	€ 2,000,000	2,146,737	1,608,098
KKR Financial CLO Ltd., Series 10, Class ER	(2) (4) (5) (7)	LIBOR + 650	9.79%	9/15/2029	3,000,000	2,966,053	2,506,944
KKR Financial CLO Ltd., Series 2021-36A, Class SUB	(4) (5) (7) (12)			10/15/2034	8,600,000	7,051,286	6,650,861
Long Point Park CLO Ltd., Series 2017-1A, Class D2	(2) (4) (5) (7)	LIBOR + 560	8.34%	1/17/2030	3,000,000	3,017,261	2,324,784
Madison Park Funding Ltd., Series 2020-47A, Class E	(2) (4) (5) (7)	LIBOR + 746	10.20%	1/19/2034	700,000	689,329	626,354
Madison Park Funding Ltd., Series 2022-55A, Class E	(2) (4) (5) (7)	SOFR + 817	10.71%	7/18/2035	5,818,182	5,703,497	5,381,632
Madison Park Funding XVII Ltd., Series 2017, Class 17A	(4) (5) (7) (12)			7/21/2030	24,315,250	11,414,479	6,777,465
Marble Point CLO XX Ltd., Series 2021-1A, Class E	(2) (4) (5) (7)	LIBOR + 711	9.89%	4/23/2034	2,500,000	2,477,327	2,032,288
Marble Point CLO XXI Ltd., Series 2021-3A, Class E	(2) (4) (5) (7)	LIBOR + 720	9.94%	10/17/2034	4,000,000	3,925,719	3,070,632
MJX Asset Management, LLC, Series 2022-45A, Class E	(2) (4) (5) (7)	SOFR + 770	8.78%	7/20/2035	10,000,000	9,772,886	7,855,180

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2022

Investments—Collateralized Loan Obligations (21.4%)	Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Octagon Investment Partners 44 Ltd., Series 2019-1A, Class ER	(2) (4) (5) (7)	LIBOR + 675	9.26%	10/15/2034	6,425,000	6,317,874	4,938,737
Octagon Investment Partners 58 Ltd., Series 2022-1A, Class E	(2) (4) (5) (7)	SOFR + 720	8.77%	7/15/2037	9,500,000	9,500,000	8,170,465
Octagon Investment Partners XX, Ltd., Series 2019-1A, Class SUB	(4) (5) (7) (12)			1/20/2035	22,500,000	15,832,672	13,216,847
OZLM Ltd., Series 2014-8A, Class DRR	(2) (4) (5) (7)	LIBOR + 608	8.82%	10/17/2029	2,500,000	2,415,062	1,963,025
Providus CLO VII DAC, Series 7X, Class E	(2) (4) (5) (7)	EURIBOR + 769	8.28%	7/15/2036	€ 2,250,000	2,244,627	1,860,870
Regatta VI Funding Ltd., Series 2016-1A, Class ER2	(2) (4) (5) (7)	LIBOR + 675	9.46%	4/20/2034	2,500,000	2,279,108	1,952,023
Regatta XV Funding Ltd., Series 2018-4A, Class D	(2) (4) (5) (7)	LIBOR + 650	9.28%	10/25/2031	3,000,000	2,977,584	2,393,292
Regatta XXIII Funding Ltd., Series 2021-4A, Class E	(2) (4) (5) (7)	LIBOR + 670	9.41%	1/20/2035	5,000,000	4,805,401	4,029,830
Sound Point CLO XXIII Ltd., Series 2019-2A, Class ER	(2) (4) (5) (7)	LIBOR + 647	8.98%	7/15/2034	3,000,000	2,945,506	2,207,505
Sound Point CLO XXIX Ltd., Series 2021-1A, Class E	(2) (4) (5) (7)	LIBOR + 685	9.63%	4/25/2034	4,000,000	3,927,678	3,128,112
Symphony CLO Ltd., Series 2015-16A, Class ER	(2) (4) (5) (7)	LIBOR + 610	8.61%	10/15/2031	2,000,000	1,992,548	1,592,264
Symphony CLO Ltd., Series 2021-25A, Class E	(2) (4) (5) (7)	LIBOR + 650	9.24%	4/19/2034	750,000	638,008	632,478
Symphony CLO Ltd., Series 2021-26A, Class ER	(2) (4) (5) (7)	LIBOR + 750	10.21%	4/20/2033	3,500,000	3,500,000	2,889,635
Symphony CLO Ltd., Series 2022-33A, Class E	(2) (4) (5) (7)	SOFR + 710	8.24%	4/24/2035	5,000,000	5,000,000	4,289,725
Trimaran Cavu Ltd., Series 2021-1A, Class E	(2) (4) (5) (7)	LIBOR + 650	9.28%	4/23/2032	3,000,000	2,923,640	2,563,740
Voya CLO Ltd., Series 2013-1A, Class DR	(2) (4) (5) (7)	LIBOR + 648	8.99%	10/15/2030	2,000,000	1,947,938	1,535,680
Voya CLO Ltd., Series 2016-2A, Class DR	(2) (4) (5) (7)	LIBOR + 711	9.85%	7/19/2028	2,000,000	1,947,461	1,623,642
Voya CLO Ltd., Series 2020-3A, Class SUB	(4) (5) (7) (12)			10/20/2031	5,450,000	4,111,924	4,092,588
Wellfleet CLO Ltd., Series 2019-1A, Class D	(2) (4) (5) (7)	LIBOR + 690	9.61%	7/20/2032	5,000,000	4,970,346	4,017,275
Wellfleet CLO Ltd., Series 2021-1A, Class E	(2) (4) (5) (7)	LIBOR + 661	9.32%	4/20/2034	5,000,000	4,934,582	4,196,760
Wellfleet CLO Ltd., Series 2021-2A, Class E	(2) (4) (5) (7)	LIBOR + 696	9.47%	7/15/2034	6,875,000	6,746,353	5,769,211
Wind River CLO Ltd., Series 2019-3A, Class SUB	(4) (5) (7) (12)			4/15/2031	17,900,000	12,911,479	9,764,116
Wind River CLO Ltd., Series 2021, Class 4A	(4) (5) (7) (12)			1/20/2035	4,814,180	3,888,540	3,694,790
Collateralized Loan Obligations Total (Cost of $340,971,595)							$284,535,946

Investments—Common Stock (0.6%)	Footnotes	Industry	Acquisition Date	Units / Shares	Cost	Fair Value
ADPD Holdings, LLC	(5) (9) (10)	Consumer Services	8/16/2022	9,881	$988,143	$988,143
Apex Group Ltd.	(3) (5) (9) (10)	Banking, Finance, Insurance & Real Estate	5/11/2022	163	250,000	278,787
Avenu Holdings, LLC	(5) (9) (10)	Sovereign & Public Finance	9/28/2018	21,552	12,954	68,237

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2022

Investments—Common Stock (0.6%)	Footnotes	Industry	Acquisition Date	Units / Shares	Cost	Fair Value
Buckeye Parent, LLC	(5) (9) (10)	Automotive	12/22/2021	221,234	221,234	203,038
Cobham Ultra 1 CY S.C.A.	(5) (9) (10)	Electronic Equipment, Instruments & Components	7/29/2022	4,907,800	49,078	49,078
Cobham Ultra S.à r.l.	(5) (9) (10)	Electronic Equipment, Instruments & Components	7/29/2022	7,695	9,376	8,596
Cordstrap Holding B.V.	(3) (5) (9) (10)	Transportation: Cargo	5/11/2022	424,234	440,079	1,421,952
Dwyer Instruments, Inc.	(5) (9) (10)	Capital Equipment	7/21/2021	5,454	54,543	95,640
Internap Corporation	(3) (5) (9) (10)	High Tech Industries	5/8/2020	237,679	297,099	2,377
iQOR US, Inc.	(3) (5) (9) (10)	Business Services	11/27/2020	55,976	713,694	532,930
KRE Hyod Owner, LLC	(5) (9) (10)	Banking, Finance, Insurance & Real Estate	9/22/2021	103,817	103,817	103,817
Primetech Holdco S.a.r.l.	(5) (9) (10)	Insurance	7/28/2022	310	1,798,358	1,730,211
PXO Holdings I Corp.	(5) (9) (10)	Chemicals, Plastics & Rubber	3/8/2022	5,233	523,244	523,244
Sinch AB	(9)	Software	3/1/2022	5,216	—	7,076
Tank Holding Corp.	(5) (9) (10)	Containers, Packaging & Glass	3/26/2019	200,000	—	610,700
Tufin Software North America, Inc.	(5) (9) (10)	Software	8/25/2022	97,087,377	970,874	970,874
Unifrutti Investments Ltd.	(3) (5) (9) (10)	Beverage, Food & Tobacco	10/22/2020	167	136,807	180,111
Wineshipping.com LLC	(5) (9) (10)	Beverage, Food & Tobacco	10/29/2021	702	70,174	52,229
Common Stock Total (Cost of $6,639,474)						7,827,040

Investments—Corporate Bonds (13.7%)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Secured (11.5%)
Air Canada Pass Through Trust	(2) (3) (7)	Aerospace & Defense	9.00%	9.00%	10/1/2025	$1,115,778	$1,115,778	$1,129,167
Altice France S.A.	(2) (3) (7)	High Tech Industries	5.50%	5.50%	10/15/2029	3,000,000	3,000,000	2,269,818
Athena S.p.A	(3) (5) (8)	Entertainment	8.75% PIK	8.75%	4/12/2027	€ 26,364,207	27,818,138	25,063,097
British Airways Pass Through Trust	(2) (3) (7)	Aerospace & Defense	8.38%	8.38%	11/15/2028	486,286	486,287	487,009
Bubbles Bidco S.p.A.	(4) (5) (8)	Consumer Goods: Non-Durable	EURIBOR + 9.25% PIK	10.42%	10/20/2028	€ 19,951,001	23,411,688	20,342,074
Cartiere Villa Lagarina S.p.A.	(4) (5) (8)	Containers, Packaging & Glass	EURIBOR + 600, 5.50% PIK	11.50%	12/22/2025	€ 2,609,305	3,119,446	2,697,898
Cartitalia S.p.A	(4) (5) (8)	Containers, Packaging & Glass	EURIBOR + 600, 5.50% PIK	11.50%	12/22/2025	€ 2,113,397	2,513,084	2,185,152
Cobham Ultra PIKCo S.à r.l.	(3) (4) (5) (8) (14)	Electronic Equipment, Instruments & Components	LIBOR + 9.00% PIK	9.50%	8/4/2031	10,775,733	10,460,326	10,452,461
Cobham Ultra SunCo S.à r.l.	(3) (4) (5) (14)	Electronic Equipment, Instruments & Components	LIBOR + 725	7.75%	8/4/2030	23,131,000	22,437,070	22,437,070

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2022

Investments—Corporate Bonds (13.7%)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Constellation Automotive Financing plc	(3) (7)	Retail	4.88%	4.88%	7/15/2027	£ 2,490,000	2,522,681	1,892,155
Fideicomiso Fiduoccidente Acci	(5)	Banking, Finance, Insurance & Real Estate	9.45%	9.45%	12/30/2029	11,000,000	10,894,887	10,752,500
GasLog Ltd.	(2) (3) (5)	Energy: Oil & Gas	7.75%	7.75%	1/22/2029	24,230,769	24,067,897	23,200,962
ION Trading Technologies S.a.r.l.	(2) (3) (7)	High Tech Industries	5.75%	5.75%	5/15/2028	3,000,000	2,389,977	2,441,250
Party City Holdings, Inc.	(2) (3) (7)	Retail	8.75%	8.75%	2/15/2026	1,250,000	1,256,397	725,000
Party City Holdings, Inc.	(2) (3) (4) (7) (14)	Retail	LIBOR + 806	8.81%	7/15/2025	2,500,000	2,391,701	1,446,875
PowerTeam Services, LLC	(2) (3) (7)	Capital Equipment	9.03%	9.03%	12/4/2025	1,000,000	1,010,267	809,391
Rackspace Hosting, Inc.	(2) (3) (7)	Software	3.50%	3.50%	2/15/2028	2,000,000	1,889,539	1,322,500
Rackspace Technology Global, Inc.	(2) (3) (7)	Software	5.38%	5.38%	12/1/2028	2,000,000	1,690,433	938,750
Team KGK, LLC	(2) (3) (5)	Energy: Oil & Gas	8.25%	8.25%	12/31/2028	9,561,364	9,479,691	9,346,233
Tolentino S.p.A.	(4) (5) (8)	Containers, Packaging & Glass	EURIBOR + 600, 5.50% PIK	11.50%	12/22/2025	€ 978,489	1,169,792	1,011,712
Unifrutti Financing plc	(2) (3) (5) (8)	Beverage, Food & Tobacco	7.50%, 1.00% PIK	8.50%	9/15/2026	€ 1,648,604	1,782,197	1,595,518
Unifrutti Financing plc	(3) (5) (8)	Beverage, Food & Tobacco	11.00% PIK	11.00%	9/15/2026	€ 4,619,956	5,271,613	4,697,580
Windstream Holdings, Inc.	(2) (3) (7)	Telecommunications	7.75%	7.75%	8/15/2028	3,000,000	2,597,710	2,490,000
Zayo Group Holdings, Inc.	(2) (3) (7)	Telecommunications	4.00%	4.00%	3/1/2027	3,000,000	2,522,659	2,417,551
Secured Total (Cost of $165,299,258)								$152,151,723

Unsecured (2.2%)
Allied Universal Holdco, LLC	(2) (3) (7)	Business Service	6.00%	6.00%	6/1/2029	2,601,000	2,022,318	1,707,918
Aretec Escrow Issuer, Inc.	(2) (3) (7)	Banking, Finance, Insurance & Real Estate	7.50%	7.50%	4/1/2029	9,140,000	9,253,614	7,654,750
Charter Communications, Inc.	(2) (3) (7)	Telecommunications	4.50%	4.50%	6/1/2033	2,000,000	1,596,352	1,476,940
Condor Merger Sub, Inc.	(2) (3) (7)	Consumer Services	7.38%	7.37%	2/15/2030	3,000,000	3,000,000	2,456,520
Covanta Holding Corp.	(2) (3) (7)	Environmental Industries	4.88%	4.88%	12/1/2029	3,000,000	2,577,223	2,422,620
Digicel International Finance Ltd.	(2) (3) (7)	Telecommunications	8.00%	8.00%	12/31/2026	48,337	30,974	29,389
Jaguar Land Rover Automotive plc	(2) (3) (7)	Automotive	5.50%	5.50%	7/15/2029	3,000,000	3,000,000	2,082,562
Metis Merger Sub, LLC	(2) (3) (7)	Retail	6.50%	6.50%	5/15/2029	1,650,000	1,650,000	1,287,000
NFP Corp.	(3) (7)	Banking, Finance, Insurance & Real Estate	6.88%	6.88%	8/15/2028	2,000,000	1,720,263	1,560,000
Radiate Holdco, LLC	(2) (3) (7)	Telecommunications	6.50%	6.50%	9/15/2028	1,790,000	1,509,899	1,214,157
Redwood Star Merger Sub, Inc.	(3) (7)	Chemicals, Plastics & Rubber	8.75%	8.75%	4/1/2030	2,500,000	2,384,639	1,943,750
Rocket Software, Inc.	(2) (3) (7)	High Tech Industries	6.50%	6.50%	2/15/2029	4,500,000	3,780,103	3,330,000
VistaJet Malta Finance Plc	(2) (3) (7)	Airlines	7.88%	7.88%	5/1/2027	2,500,000	2,476,444	2,222,500

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2022

Investments—Corporate Bonds (13.7%)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Unsecured Total (Cost of $35,001,829)								$29,388,106
Corporate Bonds Total (Cost of $200,301,087)								$181,539,829

Investments—Preferred Stock (8.0%)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Acquisition Date	Units / Shares	Cost	Fair Value
Apex Group Ltd., Seried A1	(3) (5) (8)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	1,581	$1,863,766	$1,580,895
Apex Group Ltd., Series A1 Liquidation	(3) (5) (8)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	36	8,448	35,667
Apex Group Ltd., Series A15	(5) (8) (9)	Banking, Finance, Insurance & Real Estate	11.50% PIK	11.50%	4/25/2022	20,593,646	20,508,790	19,975,837
Apex Group Ltd., Series A3	(3) (5) (8)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	728	857,693	730,948
Apex Group Ltd., Series A5	(3) (5) (8)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	5,685	6,615,235	5,710,532
Appriss Health, LLC	(5) (8)	Healthcare & Pharmaceuticals	11.00% PIK	11.00%	5/6/2021	149	145,329	145,456
Blackbird Purchaser, Inc.	(5) (8)	Capital Equipment	12.50% PIK	12.50%	12/14/2021	14,198	13,941,367	13,954,782
Cordstrap Holding B.V.	(3) (4) (5) (8)	Transportation: Cargo	EURIBOR + 9.61% PIK	9.61%	5/11/2022	2,661,611	2,755,574	2,608,512
Drilling Info Holdings, Inc.	(5) (8)	Energy: Oil & Gas	13.50% PIK	13.50%	2/11/2020	1,587,519	1,579,715	1,547,831
Integrity Marketing Acquisition, LLC	(5) (8)	Banking, Finance, Insurance & Real Estate	10.50% PIK	10.50%	12/21/2021	8,122,226	7,977,543	8,043,652
Nefco Holding Company, LLC	(5) (8)	Construction & Engineering	8.00% PIK	8.00%	8/5/2022	308	307,968	307,968
Picard Holdco, Inc.	(4) (5) (8)	Software	SOFR + 12.00% PIK	15.59%	9/30/2022	21,106	20,472,978	20,472,976
Propulsion BC Finco S.a.r.l.	(4) (5) (8)	Aerospace & Defense	SOFR + 10.75% PIK	13.93%	9/15/2022	2,917,471,263	29,174,713	29,174,713
Unifrutti Investments Ltd.	(3) (5) (8)	Beverage, Food & Tobacco	11.00% PIK	11.00%	10/22/2020	618	534,998	628,904
Zippy Shell Incorporated	(5) (8) (10)	Commercial Services & Supplies	8.00% PIK	8.00%	11/2/2020	36,167	932,561	1,623,969
Preferred Stock Total (Cost of $107,676,678)								$106,542,642

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2022

Investments—Warrant (0.4%)	Footnotes	Industry	Acquisition Date	Units / Shares	Cost	Fair Value
BLP Parent Corporation, Warrant Common Shares	(5) (9) (10)	Capital Goods	10/9/2020	18	6,337	135,449
BLP Parent Corporation, Warrant Preferred Shares	(5) (9) (10)	Capital Goods	10/9/2020	30	10,487	224,158
CP Developer S.a.r.l.	(5) (9) (10)	Banking, Finance, Insurance & Real Estate	5/21/2021	—	2,093,086	1,218,935
Digital Intelligence Systems	(5) (9) (10)	Consumer Services	4/2/2021	5,801	579,130	2,519,657
SEI Holding Corporation, Warrant Common Shares	(5) (9) (10)	Capital Goods	10/9/2020	30	10,745	229,658
SEI Holding Corporation, Warrant Preferred Shares	(5) (9) (10)	Capital Goods	10/9/2020	52	18,236	389,789
Warrant Total (Cost of $2,718,021)						$4,717,646

Total Investments, at Fair Value (Cost of $2,119,961,929) (1)				148.7%		$1,974,130,669
Net Other Assets (Liabilities)				(48.7)%		$(646,212,490)
Net Assets				100.0%		$1,327,918,179

	Interest Rate Swaps as of September 30,2022
	Footnotes	Fund Receives	Fund Pays	Maturity Date	Notional Amount	Fair Market Value	Upfront/Payment Receipt	Change in Unrealized Gains/ (Losses)
Interest Rate Swap	(15)	6.00%	SOFR + 3.206%	9/1/2027	$75,000,000	$(3,474,281)	$—	$(3,474,281)
Total					$75,000,000	$(3,474,281)	$—	$(3,474,281)

(1) All of the Fund's Senior Loans and Collateralized Loan Obligations, Common Stocks, Corporate Bonds issued as 144A, Private Asset Backed Debt, Real Estate Debt and Warrants, if applicable, which as of September 30, 2022 represented 148.67% of the Fund's net assets or 97.21% of the Fund's total assets. Certain investments are subject to contractual restrictions on sales.
(2) The security position has been segregated as collateral against outstanding borrowings.
(3) All or a portion of this security is owned by OCPC Credit Facility SPV LLC (the “SPV”). See Note 1. Organization. As of September 30, 2022, the aggregate fair value of these securities is 1,363,516,482, or 69.1% of the Fund’s Total Investments, at Fair Value.
(4) Represents the interest rate for a variable or increasing rate security, determined as [Reference Rate + Basis-point spread]. Stated interest rate represents the "all-in" rate as of September 30, 2022. Reference As of September 30, 2022, the reference rates for our variable rate loans were the 30-day LIBOR at 3.14%, the 90-day LIBOR at 3.75%, the 180-day LIBOR at 4.23%, the 30-day SOFR at 3.04%, the 90-day SOFR at 3.59%, and the 90-day GBP LIBOR at 3.34%. Rates are defined as follows:

EURIBOR	Euro Interbank Offered Rate
GBP LIBOR	British Pound Sterling London Interbank Offered Rate
LIBOR	London Interbank Offered Rate
LOC	As defined by respective Letter of Credit Agreement
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
(5) The value of this security was determined using significant unobservable inputs. See Note 3. Fair Value Measurements.
(6) The Fund has an unfunded commitment to fund delayed draw and/or revolving senior secured loans. See Note 5. Commitments and Contingencies.
(7) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities amount to $302,905,412 or 22.8% of the Fund's net assets at period end.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2022
(8) Interest or dividend is paid-in-kind, when applicable.
(9) Non-income producing security.
(10) Security acquired in transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act, unless otherwise noted, excluding 144A securities and loans. As of September 30, 2022, the aggregate fair value of these securities is $43,549,685, or 3.3% of the Fund’s net assets.
(11) In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Fund is entitled to receive additional interest as a result of an agreement among lenders. Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.
(12) Class SUB are equity tranches of CLO issuances. These notes receive excess distributions, if any, once all other senior obligations are satisfied in the CLO structure. CLO equity tranches are generally issued at a discount and have no contractual principal and interest payments.
(13) Loans include a credit spread adjustment that ranges from 0.10% to 0.26%
(14) Loans include interest rate floor feature , which is generally 1.00%
(15) Interest rate swap contains a variable rate structure. Bears interest at a rate determined by three-month SOFR.

See accompanying Notes to Consolidated Statement of Investments.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited)
As of September 30, 2022

1. ORGANIZATION
Carlyle Tactical Private Credit Fund (together with its consolidated subsidiary, the “Fund”) is a Delaware statutory trust formed on December 13, 2017, and structured as an externally managed, diversified closed-end investment company. The Fund is managed by its Adviser, Carlyle Global Credit Investment Management L.L.C. (“CGCIM” or the “Adviser”), a wholly owned subsidiary of Carlyle Investment Management L.L.C. The Fund is registered under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”) and operates as an interval fund. In addition, the Fund has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”). The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value.
On June 4, 2018 (Commencement of Operations), the Fund completed its initial offering of shares of beneficial interest and subsequently commenced substantial investment operations. Effective November 4, 2019, the Fund changed its name from “OFI Carlyle Private Credit Fund” to “Carlyle Tactical Private Credit Fund”. Prior to October 24, 2019, the Fund’s Adviser was OC Private Capital, LLC, a joint venture between an affiliate of Invesco Ltd. and Carlyle Investment Management L.L.C., the parent company of CGCIM.
OCPC Credit Facility SPV LLC (the “SPV”) is a Delaware limited liability company that was formed on March 11, 2018. The SPV is a wholly owned subsidiary of the Fund and is consolidated in these consolidated financial statements commencing from the date of its formation, March 11, 2018. As of September 30, 2022, the Fund’s net assets were $1,327,918,179, of which $ 1,086,399,627, or 81.8%, are represented by the SPV’s net assets.
The Fund’s investment objective is to produce current income. The Fund seeks to achieve its investment objective by opportunistically allocating its assets across a wide range of credit strategies. Under normal circumstances, the Fund will invest at least 80% of its assets in private credit instruments. The Fund will opportunistically allocate its investments in private credit instruments across any number of the following credit strategies: (a) liquid credit (including broadly syndicated loans); (b) direct lending (including first lien loans, second lien loans, unitranche loans and mezzanine debt); (c) opportunistic credit; (d) structured credit (including collateralized loan obligations, or “CLOs”); and (e) real assets (including infrastructure, aviation and real estate). To a lesser extent, the Fund also may invest in special situations, including stressed and non-control distressed credit and opportunities arising due to market dislocation. The Fund may invest in additional strategies in the future. While some of the loans in which the Fund will invest pursuant to the foregoing may be secured, the Fund may also invest in debt securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. The Fund normally will invest in a number of different countries. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. securities. The Fund’s portfolio composition is expected to change over time as the Adviser’s view changes on, among other things, the economic and credit environment (including with respect to interest rates) in which the Fund is operating.
The Fund may invest a substantial portion of its assets in loans to companies whose debt, if rated, is rated below investment grade, and, if not rated, would likely be rated below investment grade if it were rated (that is, below BBB- or Baa3, which is often referred to as “high yield” or “junk”). Exposure to below investment grade instruments involves certain risks, including speculation with respect to the borrower’s capacity to pay interest and repay principal.
To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to its shareholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. Pursuant to this election, the Fund generally does

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

not have to pay corporate level taxes on any income that it distributes to shareholders, provided that the Fund satisfies those requirements.
Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s principal underwriter and the distributor of the Fund’s shares. The Fund offers Class A, Class I, Class L, Class M, Class N, Class U and Class Y shares. During the reporting period, the Fund’s shares were offered for sale on a daily basis for all of its share classes, except for Class U shares, which the Fund began offering effective August 24, 2022. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications directly attributable to that class. Class A, L, M, U and Y have separate distribution and/or service plans under which they pay fees. Class I and Class N do not pay such fees. The sales load payable by each investor depends upon the amount invested by the investor in the Fund, but may range from 0.00% to 3.50%.
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The consolidated statement of investments have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company for the purposes of accounting and financial reporting in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC 946”). The consolidated statement of investments include the accounts of the Fund and its wholly owned subsidiary, the SPV. All significant intercompany balances and transactions have been eliminated. U.S. GAAP for an investment company requires investments to be recorded at fair value. The carrying value for all other assets and liabilities approximates their fair value.
3. FAIR VALUE MEASUREMENTS
The Fund applies fair value accounting in accordance with the terms of FASB ASC Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transfer between market participants at the measurement date. The Fund values securities/instruments traded in active markets on the measurement date by multiplying the bid price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Fund may also obtain quotes with respect to certain of its investments, such as its securities/instruments traded in active markets and its liquid securities/instruments that are not traded in active markets, from pricing services, brokers, or counterparties (i.e., “consensus pricing”). When doing so, the Adviser determines whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. The Fund may use the quote obtained or alternative pricing sources may be utilized including valuation techniques typically utilized for illiquid securities/instruments.
The Board of Trustees has designated the Fund’s Adviser as the Fund’s valuation designee for purposes of Rule 2a-5 under the Investment Company Act to perform the fair value determination of all of the Fund’s assets in accordance with the terms of ASC 820. Securities/instruments that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Adviser, does not represent fair value shall each be valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment and include comparable public market valuations, comparable precedent transaction valuations and/or discounted cash flow analyses. The Adviser engages third-party valuation firms to provide independent prices on securities/instruments that are illiquid or for which the pricing source does not provide a valuation. The Adviser’s Valuation Committee (the “Valuation Committee”) reviews the assessments of the third-party valuation firms and provides any recommendations with respect to changes to the fair value of each investment in the portfolio and approves the fair value of each investment in the portfolio in good faith based on the input of the third-party valuation firms. If the Adviser reasonably believes a valuation from an independent valuation firm or pricing vendor is inaccurate or unreliable, the Adviser’s Valuation Committee will consider an “override” of the particular valuation. The Valuation Committee will consider all available information at its disposal prior to making a valuation determination.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

All factors that might materially impact the value of an investment are considered, including, but not limited to the assessment of the following factors, as relevant:
•the nature and realizable value of any collateral;
•call features, put features and other relevant terms of debt;
•the portfolio company’s leverage and ability to make payments;
•the portfolio company’s public or private credit rating;
•the portfolio company’s actual and expected earnings and discounted cash flow;
•prevailing interest rates and spreads for similar securities and expected volatility in future interest rates;
•the markets in which the portfolio company does business and recent economic and/or market events; and
•comparisons to comparable transactions and publicly traded securities.
Investment performance data utilized are the most recently available financial statements and compliance certificate received from the portfolio companies as of the measurement date which in many cases may reflect a lag in information.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been reported had a ready market for the investments existed, and it is reasonably possible that the difference could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the realized gains or losses on investments to be different from the net change in unrealized appreciation or depreciation.
U.S. GAAP establishes a hierarchical disclosure framework which ranks the level of observability of market price inputs used in measuring investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment and the characteristics specific to the investment and state of the marketplace, including the existence and transparency of transactions between market participants. Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.
Investments measured and reported at fair value are classified and disclosed based on the observability of inputs used in determination of fair values, as follows:
•Level 1—inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. Financial instruments in this category generally include unrestricted securities, including equities and derivatives, listed in active markets. The Adviser does not adjust the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.
•Level 2—inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. Financial instruments in this category generally include less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.
•Level 3—inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments in this category generally include investments in privately-held entities,

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. During the nine month period ended September 30, 2022, there were transfers of $5,784,123 into Level 3 and transfers of $4,847,823 out of Level 3. Transfers into and out of Level 3 were primarily due to decreased or increased price transparency, respectively, and are based on the Fund’s policy to determine the fair value hierarchy utilizing available quoted prices in active markets, the bid-ask spread and the liquidity of the quoted prices.
The following table summarizes the Fund’s financial instruments measured at fair value on a recurring basis by the above fair value hierarchy levels as of September 30, 2022:

	As of September 30, 2022
	Level 1	Level 2	Level 3	Total
Assets
Corporate Loans
First Lien Debt	$—	$294,297,531	$952,577,693	$1,246,875,224
Second Lien Debt	—	12,780,500	126,549,550	139,330,050
Unsecured	—	—	2,762,292	2,762,292
Collateralized Loan Obligations	—	—	284,535,946	284,535,946
Common Stock	7,076	—	7,819,964	7,827,040
Corporate Bonds
Secured	—	18,369,466	133,782,257	152,151,723
Unsecured	—	29,388,106	—	29,388,106
Preferred Stock	—	—	106,542,642	106,542,642
Warrants	—	—	4,717,646	4,717,646
Total Investments, at Fair Value	$7,076	$354,835,603	$1,619,287,990	$1,974,130,669
Interest Rate Swap	$—	$(3,474,281)	$—	$(3,474,281)

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

The changes in the Fund’s investments at fair value for which the Fund has used Level 3 inputs to determine fair value and net change in unrealized appreciation (depreciation) included in earnings for Level 3 investments still held are as follows:

	For the nine month period ended September 30, 2022
	Corporate Loans			Collateralized Loan Obligations	Common Stock	Secured Corporate Bonds	Preferred Stock	Warrants	Total
	First Lien Debt	Second Lien Debt	Unsecured
Balance, beginning of period	$513,708,182	$105,430,161	$2,976,990	$160,485,702	$1,591,896	$45,512,215	$32,012,597	$3,862,191	$865,579,934
Purchases	618,110,767	41,281,029	3,365,131	184,599,619	5,036,503	104,059,686	76,228,439	—	1,032,681,174
Sales	(122,775,947)	(16,171,825)	(2,990,737)	(6,652,801)	(125,438)	(7,011,346)	—	—	(155,728,094)
Paydowns	(18,735,759)	—	—	—	—	—	—	—	(18,735,759)
Accretion of discount (premium)	2,384,471	290,257	—	(111,631)	—	184,146	—	—	2,747,243
Net realized gains (losses)	335,193	277,104	76,396	(34,144)	—	1,870	—	—	656,419
Net change in unrealized appreciation (depreciation)	(41,385,514)	(4,557,176)	(665,488)	(53,750,799)	1,317,003	(8,964,314)	(1,698,394)	855,455	(108,849,227)
Transfers into Level 3	5,784,123	—	—	—	—	—	—	—	5,784,123
Transfers out of Level 3	(4,847,823)	—	—	—	—	—	—	—	(4,847,823)
Balance, end of period	$952,577,693	$126,549,550	$2,762,292	$284,535,946	$7,819,964	$133,782,257	$106,542,642	$4,717,646	$1,619,287,990
Net change in unrealized appreciation (depreciation) included in earnings related to investments still held at the reporting date	$(39,890,363)	$(4,557,176)	$(665,488)	$(53,619,081)	$1,383,351	$(8,956,488)	$(1,698,394)	$855,455	$(107,148,184)
The Fund generally uses the following framework when determining the fair value of investments that are categorized as Level 3:
Investments in debt securities are initially evaluated to determine whether the enterprise value of the portfolio company is greater than the applicable debt. The enterprise value of the portfolio company is estimated using a market approach and an income approach. The market approach utilizes market value (EBITDA) multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The Fund carefully considers numerous factors when selecting the appropriate companies whose multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The income approach typically uses a discounted cash flow analysis of the portfolio company.
Investments in debt securities that do not have sufficient coverage through the enterprise value analysis are valued based on an expected probability of default and discount recovery analysis.
Investments in debt securities with sufficient coverage through the enterprise value analysis are generally valued using a discounted cash flow analysis of the underlying security. Projected cash flows in the discounted cash flow typically represent the relevant security’s contractual interest, fees and principal payments plus the assumption of full principal recovery at the security’s expected maturity date. The discount rate to be used is determined using market-based methodologies. Investments in debt securities may also be valued using consensus pricing.
The fair value of CLOs is estimated based on various valuation models from third-party pricing services.
Those analyses consider the current trading activity, position size, liquidity, current financial condition of the CLOs, the third-party financing environment, reinvestment rates, recovery lags, discount rates, and default forecasts. The Fund corroborates quotations from pricing services either with other available pricing data and subsequent or recent trading information. These securities are classified as Level 3.
Investments in equities are generally valued using consensus pricing, or a market approach and/or an income approach. The market approach utilizes EBITDA multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The income approach typically uses a discounted cash flow analysis of the portfolio company.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

The following table summarizes the quantitative information related to the significant unobservable inputs for Level 3 instruments which are carried at fair value as of September 30, 2022:

	Fair Value as of September 30, 2022	Valuation Techniques	Significant Unobservable Inputs	Range		Weighted Average
				Low	High
Corporate Loans
First Lien Debt	$812,500,439	Income Approach	Discount Rate	9.7%	28.3%	12.7%
	140,077,254	Consensus Pricing	Indicative Quotes	50.00	100.00	96.91
Second Lien Debt	119,712,050	Income Approach	Discount Rate	11.9%	16.9%	14.3%
	6,837,500	Consensus Pricing	Indicative Quotes	73.00	99.00	92.54
Unsecured	2,762,292	Income Approach	Discount Rate	14.9%	14.9%	14.9%
Secured Corporate Bonds	100,892,726	Income Approach	Discount Rate	8.90%	14.80%	11.90%
	32,889,531	Consensus Pricing	Indicative Quotes	97.00	97.00	97.00
Collateralized Loan Obligations	284,535,946	Consensus Pricing	Indicative Quotes	28.74	93.88	75.96
Preferred Stock	54,963,016	Income Approach	Discount Rate	12.1%	16.0%	13.6%
	49,955,657	Recent Transaction	Transaction Price	100.0%	100.0%	100.0%
	1,623,969	Market Approach	Comparable Multiple	11.75x	11.75x	11.75x
Common Stock	2,112,815	Income Approach	Discount Rate	14.9%	16.9%	15.3%
	2,016,691	Recent Transaction	Transaction Price	100.0%	100.0%	100.0%
	3,690,458	Market Approach	Comparable Multiple	7.00x	13.30x	9.30x
Warrants	4,717,646	Market Approach	Comparable Multiple	0.62x	11.00x	7.12x
Total Level 3 Investments	$1,619,287,990
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in corporate loans, secured corporate bonds and CLOs are discount rates and indicative quotes. Significant increases in discount rates in isolation would result in a significantly lower fair value measurement. Significant decreases in indicative quotes in isolation may result in a significantly lower fair value measurement.
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in equities are indicative quotes, discount rates and comparable EBITDA multiples. Significant increases in discount rates in isolation would result in a significantly lower fair value measurement. Significant decreases in comparable EBITDA multiples in isolation would result in a significantly lower fair value measurement.
4. RISK FACTORS
Investment Risks
Portfolio Fair Value Risk
Under the Investment Company Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the securities of the privately held companies in which the Fund may invest. Many of the Fund’s investments are not exchange-traded, but are, instead, traded on a privately negotiated over-the-counter (“OTC”) secondary market for institutional investors. The Adviser, as valuation designee, is responsible for the valuation of the Fund’s portfolio investments and implementing the portfolio valuation process set forth in the Fund’s valuation policy. Valuations of Fund investments are disclosed quarterly in reports publicly filed with the SEC.

A high proportion of the Fund’s investments relative to its total investments are expected to be valued at fair value. Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to selected publicly-traded companies, discounted cash flow and other relevant factors. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Such valuations,

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

and particularly valuations of private securities and private companies, are inherently uncertain, and they often reflect only periodic information received by the Adviser about such companies' financial condition and/or business operations, which may be on a lagged basis and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. Due to these various factors, the Fund’s fair value determinations could cause the Fund’s NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, investors who purchase shares may receive more or less shares and investors who tender their shares may receive more or less cash proceeds than they otherwise would receive.
Potential Conflicts of Interest Risk—Allocation of Investment Opportunities
The Adviser has adopted allocation procedures that are intended to treat each fund they advise in a manner that, over a period of time, is fair and equitable. The Adviser and its affiliates currently provide investment advisory and administration services and may provide in the future similar services to other entities (collectively, “Advised Funds”). Certain existing Advised Funds have, and future Advised Funds may have, investment objectives similar to those of the Fund, and such Advised Funds will invest in asset classes similar to those targeted by the Fund. Certain other existing Advised Funds do not, and future Advised Funds may not, have similar investment objectives, but such funds may from time to time invest in asset classes similar to those targeted by the Fund. The Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund and other clients and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, including regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a borrower/loan/security; and (ix) prior positions in a borrower/loan/security. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with the Adviser.
Loans
The Fund invests in loans, either through primary issuances or in secondary transactions, including potentially on a synthetic basis. The value of the Fund’s loans may be detrimentally affected to the extent a borrower defaults on its obligations. There can be no assurance that the value assigned by the Adviser can be realized upon liquidation, nor can there be any assurance that any related collateral will retain its value. Furthermore, circumstances could arise (such as in the bankruptcy of a borrower) that could cause the Fund’s security interest in the loan’s collateral to be invalidated. Also, much of the collateral will be subject to restrictions on transfer intended to satisfy securities regulations, which will limit the number of potential purchases if the Fund intends to liquidate such collateral. The amount realizable with respect to a loan may be detrimentally affected if a guarantor, if any, fails to meet its obligations under a guarantee. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral.
Collateralized Loan Obligations (CLOs)
The Fund invests in CLOs. CLOs are backed by a portfolio of senior secured loans. The Fund’s CLO investments may include senior/mezzanine CLO debt tranches (rated investment grade), mezzanine CLO debt tranches (rated below investment grade or unrated), subordinated CLO equity tranches (unrated), leveraged loans

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NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

(including warehouse facilities that hold such loans) and vehicles that invest indirectly in CLO securities or leveraged loans. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches. In light of the above, CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. CLOs present risks similar to those of other types of debt obligations and such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may produce disputes with the issuer or unexpected investment results, especially during times of market stress or volatility.
Securities on a When-Issued or Forward Commitment Basis
The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment" basis to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions. The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants are subject to delayed compensation. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Covenant-Lite Loans Risk

    Some of the loans in which the Fund may invest may be “covenant-lite” loans. “Covenant-lite” loans refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent the Fund invests in “covenant-lite” loans, the Fund may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

Equity Security Risk
Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

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Risks of Foreign Investing
The Fund may make investments in non-U.S. entities, including issuers in emerging markets. The Fund expects that its investment in non-U.S. issuers will be made primarily in U.S. dollar denominated securities, but it reserves the right to purchase securities that are foreign currency denominated. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers.
Real Assets Investments Risk
The Fund may invest a portion of its assets in securities and credit instruments associated with real assets, including infrastructure and aviation, which have historically experienced substantial price volatility. The value of companies engaged in these industries is affected by (i) changes in general economic and market conditions; (ii) changes in environmental, governmental and other regulations; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) surplus capacity and depletion concerns; (viii) the availability of financing; and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of these investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in these industries may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

Real Estate Investments Risk
The Fund may invest a portion of its assets in securities and credit instruments of companies in the real estate industry, which has historically experienced substantial price volatility. The value of companies engaged in the real estate industry is affected by (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of real estate investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in this industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

Interest Rate Swaps Risk
The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Market Risks
The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including

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wars, terrorist acts or security operations). In addition, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current Administration, as well as the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China or an escalation in conflict between Russia and Ukraine, could lead to disruption, instability and volatility in the global markets. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

Current and historic market turmoil has illustrated that market environments may, at any time, be characterized by uncertainty, volatility and instability. For example, the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates.

Brexit Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom (“UK”). The government of the UK held an in-or-out referendum on the UK’s membership in the EU on June 23, 2016. The referendum resulted in a vote in favor of the exit of the UK from the EU (“Brexit”). The UK ceased to be a member state of the EU on January 31, 2020, and the transition period provided for in the withdrawal agreement entered by the UK and the EU ended on December
31, 2020. In December 2020, the UK and the EU agreed on a trade and cooperation agreement, which was subsequently ratified by the parties. The trade and cooperation agreement covers the general objectives and framework of the relationship between the UK and the EU. The impact of Brexit on the UK and EU and the broader global economy is unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Fund. In connection with investments in non-U.S. issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the
Fund makes investments that are denominated in British pound sterling or Euros. The Fund’s assets are valued in
U.S. dollars, and the depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar could adversely affect the Fund’s investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer.

COVID-19 Pandemic Risk
While several countries, as well as certain states in the United States, have relaxed public health restrictions with a view to partially or fully reopening their economies, recurring COVID-19 outbreaks and any related public health restrictions may lead to or prolong a global economic downturn. Even after the COVID-19 pandemic fully subsides, the U.S. economy and most other major global economies may experience a recession, and we anticipate our business and operations could be materially adversely affected by a prolonged recession in the U.S. and other major markets.
Inflation Risk
Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders.

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Interest Rate Risk
As of September 30, 2022, on a fair value basis, approximately 17% of the Fund’s debt investments bear interest at a fixed rate and approximately 83% of the Fund’s debt investments bear interest at a floating rate, which primarily are subject to interest rate floors. Interest rates on the investments held within the Fund’s portfolio of investments are typically based on floating LIBOR or SOFR, with many of these investments also having a LIBOR or SOFR floor. Additionally, the Fund’s credit facilities are also subject to floating interest rates and are currently paid based on floating LIBOR, EURIBOR and SOFR rates.
General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, may have a material adverse effect on the Fund’s rate of return on invested capital, the Fund’s net investment income and the Fund’s NAV.
The Fund is exposed to medium to long-term spread duration securities. Longer spread duration securities have a greater adverse price impact to increases in interest rates.
The Adviser regularly measures exposure to interest rate risk. Interest rate risk is assessed on an ongoing basis by comparing the Fund’s interest rate sensitive assets to its interest rate sensitive liabilities. Based on that review, the Adviser determines whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

Payment-in-Kind (“PIK”) Interest Risk

The Fund may hold investments that result in PIK interest. PIK creates the risk that incentive fees will be paid to the Adviser based on non-cash accruals that ultimately may not be realized, while the Adviser will be under no obligation to reimburse the Fund for these fees. PIK interest has the effect of generating investment income at a compounding rate, thereby further increasing the incentive fees payable to the Adviser. Similarly, all things being equal, the deferral associated with PIK interest also increases the loan-to-value ratio at a compounding rate. The market prices of PIK securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. Because PIK interest results in an increase in the size of the PIK securities held, the Fund’s exposure to potential losses increases when a security pays PIK interest.

Unitranche Loans

Unitranche loans provide leverage levels comparable to a combination of first lien and second lien or subordinated loans. From the perspective of a lender, in addition to making a single loan, a unitranche loan may allow the lender to choose to participate in the “first out” tranche, which will generally receive priority with respect to payments of principal, interest and any other amounts due, or to choose to participate only in the “last out” tranche, which is generally paid after the “first out” tranche is paid. The Fund intends to participate in “first out” and “last out” tranches of unitranche loans and make single unitranche loans.

Risks Associated with Changes in LIBOR
On July 27, 2017, the UK Financial Conduct Authority announced that it intended to stop persuading or compelling banks to submit LIBOR rates after 2021. More recently, the administrator of LIBOR announced that it will cease the publication of the one week and two month LIBOR settings immediately following the LIBOR publication on December 31, 2021, and the remaining U.S. Dollar LIBOR settings immediately following the LIBOR publication on June 30, 2023. However, the UK Financial Conduct Authority, the LIBOR administrator and other regulators also announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022. In connection with supervisory guidance from regulators, certain regulated entities have ceased to enter into certain new LIBOR contracts after January 1, 2022. It is not possible to predict the effect of these changes, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in

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NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

the United Kingdom or elsewhere. It is possible that banks will not continue to provide submissions for the calculation of LIBOR. Similarly, it is not possible to predict whether LIBOR will continue to be viewed as an acceptable market benchmark, what rate or rates may become accepted alternatives to LIBOR, or what the effect of any such changes in views or alternatives may have on the financial markets for LIBOR-linked financial instruments.
To identify a successor rate for U.S. dollar LIBOR, the Alternative Reference Rates Committee ("ARRC"), a U.S.-based group convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York, was formed. Financial regulators in the United Kingdom, the European Union, Japan and Switzerland also formed working groups with the aim of recommending alternatives to LIBOR denominated in their local currencies. On July 22, 2021, the ARRC formally recommended the Secured Overnight Financing Rate ("SOFR") as its preferred alternative rate for LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. Although SOFR appears to be the preferred replacement rate for U.S. Dollar LIBOR, it is unclear if other benchmarks may emerge or if other rates will be adopted outside the U.S. The Bank of England's current nominated replacement for GBP-LIBOR is the Sterling Overnight Interbank Average Rate ("SONIA"). Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, including SONIA, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate.
In any event, LIBOR is likely to perform differently than in the past and, ultimately, cease to exist as a global benchmark going forward. Until an alternative benchmark rate(s) becomes generally accepted and regularly implemented in the market, the uncertainty as to the future of LIBOR, its eventual phase-out, the transition to one or more alternate benchmark rate(s), and the implementation of such new benchmark rate(s) may impact a number of factors, which, either alone or in the aggregate, may cause a material adverse effect on the Fund's performance and our ability to achieve its investment objective. The Adviser does not have prior experience in investing during a period of benchmark rate transition and there can be no assurance that the Adviser will be able to manage our business in a profitable manner before, during or after such transition.
The discontinuance of LIBOR may require the Fund to renegotiate credit agreements entered into prior to the discontinuation of LIBOR and extending beyond the discontinuance with our portfolio companies that utilize LIBOR as a factor in determining the interest rate, in order to replace LIBOR with the new standard that is established, which may have an adverse effect on our ability to receive attractive returns.
Depending on several factors, including those set forth above, and the related costs of negotiating and documenting necessary changes to documentation, our business, financial condition and results of operations could be materially adversely impacted by the market transition or reform of certain reference rates and benchmarks. Other factors include the pace of the transition to replacement or reformed rates, the specific terms and parameters for and market acceptance of any alternative reference rates, prices and liquidity of trading markets for products based on alternative reference rates, and our ability to transition and develop appropriate systems and analytics for one or more alternative reference rates.
Regulatory Risk

    Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments and limit the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practices.
Credit Risk
Credit risk relates to the ability of the borrower under an instrument to make interest and principal payments as they become due. The Fund’s investments in loans and other debt instruments are subject to risk of missing an interest and/or principal payment.

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NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

Credit Spread Risk
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. In recent years, the U.S. capital markets experienced extreme volatility and disruption following the spread of COVID-19, which increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Central banks and governments played a key role in reintroducing liquidity to parts of the capital markets. Future exits of these financial institutions from the market may reintroduce temporary illiquidity. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.
Prepayment Risk
Prepayment risk relates to the early repayment of principal on a loan or debt security. Loans are generally callable at any time, and certain loans may be callable at any time at no premium to par. Having the loan or other debt instrument called early may have the effect of reducing the Fund’s actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.

Volatility Risk
Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
Equity Risk
Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk
Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Currency Hedging Risk

    The Adviser may seek to hedge all or a portion of the Fund’s foreign currency risk. For example, the Fund may enter into foreign currency forward contracts to reduce the Fund’s exposure to foreign currency exchange rate fluctuations in the value of foreign currencies. In a foreign currency forward contract, the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. Forward foreign currency contracts are marked-to-market at the applicable forward rate. There is no guarantee that it will be practical to hedge currency risks or that any efforts to do so will be successful. The use of foreign currency forward contracts is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of foreign currency forward contracts will achieve their intended result. If the Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, currency prices or other variables, the use of foreign currency forward contracts could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of foreign currency forward contracts and the value of the portfolio assets (if any) being hedged could also result in losses.

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NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

Cybersecurity Risk
    Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Adviser faces various security threats on a regular basis, including ongoing cyber security threats to and attacks on its information technology infrastructure that are intended to gain access to its proprietary information, destroy data or disable, degrade or sabotage its systems. These security threats could originate from a wide variety of sources, including unknown third parties outside of the Adviser. Although the Adviser is not currently aware that it has been subject to cyber-attacks or other cyber incidents which, individually or in the aggregate, have materially affected its operations or financial condition, there can be no assurance that the various procedures and controls utilized to mitigate these threats will be sufficient to prevent disruptions to its systems.
5. COMMITMENTS AND CONTINGENCIES
As of September 30, 2022, the Fund had unfunded commitments to fund delayed draw and revolving debt of $152,591,104 and $40,692,979, respectively. The unfunded debts’ fair value is included in the investments at fair value on the Consolidated Statement of Investments.

Investments—Corporate Loans		Unused Rate	Par / Principal Amount	Fair Value

222 North Miami, LLC	Delayed Draw Term Loan	—%	$12,827,928	$—
Alpine Acquisition Corp II	Revolver	0.50	1,034,101	(37,371)
520 Mezz Owner 2 LLC	Delayed Draw Term Loan	—	20,366,598	(254,582)
ADPD Holdings, LLC	Delayed Draw Term Loan A	—	299,103	(5,982)
ADPD Holdings, LLC	Delayed Draw Term Loan B-1	—	1,951,220	(39,024)
ADPD Holdings, LLC	Delayed Draw Term Loan B-2	—	1,083,032	(21,661)
ADPD Holdings, LLC	Revolver	0.50	621,302	(12,426)
Advanced Web Technologies Holding Company	Delayed Draw Term Loan	1.00	944,969	(9,929)
Advanced Web Technologies Holding Company	Revolver	0.50	426,883	(4,485)
American Physician Partners, LLC	Revolver	0.50	41,251	(133)
Applied Technical Services, LLC	Delayed Draw Term Loan	1.00	2,401,120	(9,141)
Applied Technical Services, LLC	Revolver	0.50	316,206	(1,204)
Appriss Health, LLC	Revolver	0.50	888,889	(20,580)
Apptio, Inc.	Revolver	0.50	106,509	—
Ascend Buyer, LLC	Revolver	0.50	1,483,462	(24,881)
Associations, Inc.	Delayed Draw Term Loan	1.00	1,555,760	(37,272)
Associations, Inc.	Revolver	0.50	413,282	(9,294)
Athenahealth, Inc.	Delayed Draw Term Loan	3.50	521,739	(55,304)
Blackbird Purchaser, Inc.	Delayed Draw Term Loan	1.00	6,129,474	(227,847)
BlueCat Networks, Inc.	Delayed Draw Term Loan A	0.50	446,429	(8,929)
BlueCat Networks, Inc.	Delayed Draw Term Loan	0.50	239,617	(4,792)
Bubbles Bidco S.p.A. (1)	Delayed Draw	2.80	3,486,366	(17,432)
Bubbles Bidco S.p.A. (1)	Delayed Draw	—	2,178,633	(10,893)
Chemical Computing Group ULC	Revolver	0.50	135,379	(2,109)
DCA Investment Holdings, LLC	Delayed Draw Term Loan	1.00	134,750	(4,848)
DCA Investment Holdings, LLC	Delayed Draw Term Loan	1.00	109,407	(3,937)
Denali Midco 2, LLC	Delayed Draw Term Loan	1.00	5,000,000	(150,000)
Forefront Management Holdings, LLC	Delayed Draw Term Loan	—	372,353	(18,618)
Diligent Corporation	Revolver	0.50	58,600	(1,855)
Dwyer Instruments, Inc	Delayed Draw Term Loan	1.00	1,418,512	(20,285)
Dwyer Instruments, Inc.	Revolver	0.50	1,685,588	(24,104)
Eliassen Group, LLC	Delayed Draw Term Loan	1.00	3,310,356	(41,849)
Ellkay, LLC	Revolver	0.50	1,785,651	(110,493)
EPS Nass Parent, Inc.	Delayed Draw Term Loan	1.00	37,288	(974)

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NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

Investments—Corporate Loans		Unused Rate	Par / Principal Amount	Fair Value
EPS Nass Parent, Inc.	Revolver	0.50	40,203	(1,051)
Excel Fitness Holdings, Inc.	Revolver	0.50	828,281	(29,417)
Excelitas Technologies Corp.	Delayed Draw Term Loan	—	151,746	(3,035)
Excelitas Technologies Corp.	Revolver	0.50	216,777	(4,336)
FPG Intermediate Holdco, LLC	Delayed Draw Term Loan	1.00	866,239	(17,325)
Greenhouse Software, Inc.	Incremental Revolver	0.50	66,667	(1,867)
Greenhouse Software, Inc.	Revolver	0.50	735,294	(20,595)
Hadrian Acquisition Limited (1)	Delayed Draw Term Loan	2.33	3,247,003	(89,293)
Hampton Rubber Company	Delayed Draw Term Loan	3.50	508,475	20,339
Heartland Home Services, Inc.	Delayed Draw Term Loan	0.75	2,241,276	(36,105)
Heartland Home Services, Inc.	Revolver	0.50	695,028	(5,392)
Hercules Borrower LLC	Delayed Draw Term Loan	—	1,736,851	(97,566)
Hercules Borrower LLC	Revolver	0.50	643,159	(15,069)
Higginbotham Insurance Agency, Inc.	Delayed Draw Term Loan	1.00	3,772,998	(69,604)
Hoosier Intermediate, LLC	Revolver	0.50	1,200,000	(60,794)
HS Spa Holdings Inc.	Revolver	0.50	1,235,465	(34,933)
DiversiTech Holdings, Inc.	Delayed Draw Term Loan	—	514,286	(33,429)
iCIMS, Inc.	Delayed Draw Term Loan	—	6,800,625	—
iCIMS, Inc.	Revolver	0.50	2,438,408	(42,672)
Individual FoodService Holdings, LLC	Revolver	0.50	413,500	(4,466)
Individual FoodService Holdings, LLC	Delayed Draw Term Loan	1.00	2,069,471	(22,351)
Jeg's Automotive, LLC	Delayed Draw Term Loan	1.00	4,166,667	(133,741)
Jeg's Automotive, LLC	Revolver	0.50	677,083	(21,733)
Kaseya, Inc.	Delayed Draw Term Loan	0.50	1,146,305	(25,466)
Kaseya, Inc.	Revolver	0.50	2,054,054	(45,633)
LVF Holdings, Inc.	Delayed Draw Term Loan	1.00	1,400,906	(91,888)
LVF Holdings, Inc.	Revolver	0.50	227,647	(14,932)
Material Holdings, LLC	Delayed Draw Term Loan	—	732,903	(33,264)
Material Holdings, LLC	Revolver	1.00	374,041	(16,976)
Maverick Acquisition, Inc.	Delayed Draw Term Loan	1.00	1,403,621	(150,889)
Maverick Acquisition, Inc.	Delayed Draw Term Loan	1.00	8,557,403	(919,921)
Medical Manufacturing Technologies, LLC	Delayed Draw Term Loan	1.00	4,441,965	(87,193)
Medical Manufacturing Technologies, LLC	Revolver	0.50	903,888	(17,743)
MMIT Holdings, LLC	Revolver	0.50	808,109	(3,294)
Nefco Holding Company, LLC	Delayed Draw Term Loan A	1.00	553,043	(11,061)
Nefco Holding Company, LLC	Delayed Draw Term Loan B	1.00	380,196	(7,604)
Nefco Holding Company, LLC	Revolver	0.50	763,375	(15,268)
North Haven Fairway Buyer, LLC	Delayed Draw Term Loan	0.50	432,277	(8,873)
North Haven Fairway Buyer, LLC	Revolver	0.50	2,403,846	(49,342)
Oak Purchaser, Inc.	Delayed Draw Term Loan	0.50	1,623,353	(8,334)
Oak Purchaser, Inc.	Revolver	0.50	583,878	(2,997)
Panenka Bidco Limited (1)	Delayed Draw Term Loan	2.33	4,318,865	(129,566)
PF Atlantic Holdco 2, LLC	Delayed Draw Term Loan	0.75	5,948,119	(103,120)
PF Atlantic Holdco 2, LLC	Revolver	0.50	1,724,093	(29,890)
Prophix Software, Inc.	Revolver	0.50	996,678	—
IQN Holding Corp.	Delayed Draw Term Loan	1.00	752,740	(4,652)
IQN Holding Corp.	Revolver	0.50	488,923	(3,022)
PXO Holdings I Corp.	Delayed Draw Term Loan	1.00	885,485	(28,293)
PXO Holdings I Corp.	Revolver	0.50	1,314,652	(42,006)
Quantic Electronics, LLC	Delayed Draw Term Loan	1.00	708,541	(26,087)
Quantic Electronics, LLC	Revolver	0.50	276,169	(10,168)
R&F International Sub 2 Ltd. (1)	Delayed Draw Term Loan	—	17,563,656	(351,273)
Refficiency Holdings LLC	Delayed Draw Term Loan	3.75	529,363	(24,044)

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

Investments—Corporate Loans		Unused Rate	Par / Principal Amount	Fair Value
Rome Bidco Ltd. (1)	Delayed Draw Term Loan	2.71	3,252,087	(81,302)
RSC Acquisition, Inc.	Delayed Draw Term Loan	0.50	988,788	(41,944)
Sapphire Telecom, Inc.	Revolver	0.50	577,311	(30,972)
Smarsh, Inc.	Delayed Draw Term Loan	1.00	1,020,360	(50,233)
Smarsh, Inc.	Revolver	0.50	255,090	(12,558)
Spotless Brands, LLC	Delayed Draw Term Loan A	1.00	2,213,625	(63,542)
Spotless Brands, LLC	Delayed Draw Term Loan B	1.00	944,446	(27,110)
Spotless Brands, LLC	Revolver	0.50	302,505	(8,683)
Tufin Software North America, Inc.	Delayed Draw Term Loan	—	293,957	—
Tufin Software North America, Inc.	Revolver	0.50	1,294,643	(25,893)
Tank Holding Corp.	Revolver	0.38	1,655,172	(52,798)
The Carlstar Group LLC	Revolver	0.50	1,828,571	(36,223)
Trafigura Pte. Ltd.	Revolver	0.50	2,084,419	—
Wineshipping.Com LLC	Delayed Draw Term Loan	1.00	1,608,809	(79,269)
Wineshipping.Com LLC	Revolver	0.50	1,588,947	(78,290)
Unfunded Commitments Total			$193,284,083	$(4,768,285)
(1) Par / Principal Amount is converted to USD using the GBP/USD of 1.12 or EUR/USD of 0.98, as applicable.
The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered to be remote.
6. SUBSEQUENT EVENTS
Subsequent events have been evaluated through the date the consolidated statement of investments was issued. There have been no subsequent events that require recognition or disclosure through the date the consolidated statement of investments was issued, except as disclosed below.
On November 7, 2022, the SPV amended the JPM Credit Facility. The amendment increased the maximum principal amount of the JPM Credit Facility commitment from $550,000,000 to $650,000,000.
On November 9, 2022, the Fund closed on the sale of 1,000,000 Series C Mandatory Redeemable Preferred Shares to 5 accredited investors for gross proceeds of $25,000,000, in an offering exempt from registration under Rule 506(c) under the Securities Act of 1933, as amended.